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PROXY STATEMENT TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Janus Capital Group Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

March 19, 2009

Dear Shareholder:

We cordially invite you to attend the Annual Meeting of Shareholders of Janus Capital Group Inc., which will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado, Thursday, April 30, 2009, at 10:00 a.m. MDT.

At the Annual Meeting, you will be asked to vote on proposals to elect five directors, ratify the appointment of our independent auditor and consider other business as may properly come before the meeting.

We are pleased to take advantage of the Securities and Exchange Commission rules that allow companies to furnish proxy materials to their shareholders on the Internet. We believe these rules allow us to provide our shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. Accordingly, we will mail, on or about March 19, 2009, a Notice of Internet Availability of Proxy Materials ("Notice") to our shareholders of record and beneficial owners as of the close of business March 2, 2009. On the date of mailing of the Notice, all shareholders and beneficial owners will have the ability to access all of the proxy materials on a Web site referred to in the Notice.

The Notice will also identify: (i) the date, time and location of the Annual Meeting; (ii) the matters to be acted upon at the Annual Meeting and the recommendation of our Board of Directors with regard to such matters; (iii) a toll-free telephone number, an e-mail address, and a Web site where shareholders can request a paper or e-mail copy of the Proxy Statement, our Annual Report and a form of proxy relating to the Annual Meeting; (iv) information on how to access and vote the form of proxy; and (v) information on how to obtain directions to attend the Annual Meeting and vote in person. These proxy materials will be available free of charge.

We encourage you to access and read the proxy materials and vote promptly. If you attend the Annual Meeting, you may vote in person even if you previously voted by proxy. Thank you for your interest and support.

                      Sincerely,

                      Steven L. Scheid
                       Chairman of the Board

PROXY STATEMENT TABLE OF CONTENTS

ii

JANUS CAPITAL GROUP INC.
151 Detroit Street
Denver, Colorado 80206

PROXY STATEMENT

This Proxy Statement, which was available to shareholders as of March 19, 2009, is in connection with the solicitation of proxies by the Board of Directors of Janus Capital Group Inc. ("Board" or "Board of Directors") for the Annual Meeting of Shareholders to be held Thursday, April 30, 2009, at 10:00 a.m. MDT. In this Proxy Statement, we may refer to Janus Capital Group Inc. as the "Company," "Janus," "we," "us" or "our."

In accordance with rules and regulations of the Securities and Exchange Commission ("SEC"), instead of mailing a printed copy of our proxy materials to each shareholder of record or beneficial owner, we are now furnishing proxy materials, which include this Proxy Statement and our Annual Report, to our shareholders over the Internet. You have received a Notice of Internet Availability of Proxy Materials ("Notice") by mail so you will not receive a printed copy of the proxy materials unless you have previously made a permanent election to receive these materials in hard copy. Instead, the Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice also instructs you as to how you may submit your proxy on the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions in the Notice for requesting such materials included in the Notice.

It is anticipated that the Notice will be available to shareholders on or about March 19, 2009.

Voting Information

  Record date

The record date for the Annual Meeting was March 2, 2009. You may vote all shares of Janus common stock that you owned as of the close of business on that date. On March 2, 2009, 161,328,680 shares of common stock were outstanding for purposes of voting at the Annual Meeting. Each share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting.

  Votes required to conduct business at the Annual Meeting

We need a majority of the shares of common stock issued and outstanding on March 2, 2009, which are entitled to vote, present in person or by proxy, to conduct business at the Annual Meeting and at any adjournment or postponement.

  Votes required to elect directors and to adopt other proposals

Under Janus' Bylaws, each director in an uncontested election is elected by a majority of votes cast with respect to that director. A majority of the votes cast means that the number of shares voted "for" a director must exceed the number of votes cast "against" that director. If a current director does not receive a majority of the votes cast, the director shall offer to tender his or her resignation to the Board of Directors. The Nominating and Corporate Governance Committee ("Nominating Committee") will make a recommendation to the Board of Directors on whether to accept or reject the offer of resignation, or whether other action should be taken. The Board of Directors will act on the Nominating Committee's recommendation and publicly disclose its decision within 90 days from the date of the certification of the election results.

The affirmative vote of a majority of the shares of common stock represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal is required for the ratification of the appointment of Deloitte & Touche LLP ("Deloitte") as independent auditor of the Company for 2009.

  How to vote

As described in the Notice, you may vote by proxy or in person at the Annual Meeting. You may vote by proxy even if you plan to attend the Annual Meeting.

Voting by Proxy.    If you hold shares in your name as a holder of record, you can vote your shares: (i) over the Internet or by telephone by following the instructions provided in the Notice; or (ii) by requesting a paper proxy card in accordance with the instructions contained in the Notice and completing, signing and dating the proxy card and returning it so that it is received by April 29, 2009. The deadline for voting by telephone or via the Internet is 12:00 p.m. Central Time on Wednesday, April 29, 2009. If you hold your shares through a securities broker or nominee (that is, in "street name"), you may vote your shares by proxy in the manner prescribed in the Notice provided to you by such broker or nominee. Many brokers and nominees permit proxy voting by telephone and the Internet.

Voting at the Annual Meeting.    Submitting your proxy prior to the Annual Meeting does not limit your right to vote in person at the Annual Meeting if you decide to do so. If you wish to vote in person at the Annual Meeting, we will pass out written ballots for such purpose as requested; however, if you hold your shares in street name, you must obtain a legal proxy from your broker or nominee and bring it to the Annual Meeting to vote in person at the Annual Meeting. Directions to Janus' Annual Meeting of Shareholders from Denver International Airport are as follows:

  •
  Take Pena Boulevard to I-70 westbound
  •
  Take the Colorado Boulevard exit (Exit 276B)
  •
  Turn left (south) onto Colorado Boulevard
  •
  Turn right (west) onto E. 1st Avenue
  •
  Turn right (north) onto Clayton Lane; go 1/2 block to the JW Marriott at 150 Clayton Lane

  Revoking your proxy

You can revoke your proxy at any time before your shares are voted at the Annual Meeting by: (i) delivering a written notice of revocation to the General Counsel and Secretary, Janus Capital Group Inc., 151 Detroit Street, Denver, Colorado 80206; (ii) completing, signing and timely submitting a new proxy card with a later date; or (iii) voting in person at the Annual Meeting. Merely attending the Annual Meeting will not revoke your proxy.

  Returning your proxy without indicating your vote

If you return a signed proxy card without indicating your vote and do not revoke your proxy, your shares will be voted as follows: FOR the election of the nominees for directors named below; FOR the ratification of the appointment of Deloitte & Touche LLP as independent auditor of the Company for 2009; and, at the discretion of the person voting the proxy, on any other matter properly brought before the Annual Meeting.

  Voting to abstain

With regard to the proposals, you can vote to "abstain." If you vote to "abstain" for any proposal other than for the election of directors, your shares will be counted as present at the meeting for purposes of that proposal and your vote will have the effect of a vote against the proposal. Shares voting to "abstain" for one or more director nominees will have no effect on the election of directors.

  No appraisal rights

A shareholder has no right under Delaware law, our Certificate of Incorporation or our Bylaws to exercise dissenters' rights of appraisal with respect to any of the matters to be voted upon at the Annual Meeting.

  Street name shares may be voted even if you do not submit your proxy or attend the Annual Meeting

Many shareholders hold stock in street name through a broker-dealer or other nominee. Most broker-dealers are members of the Financial Industry Regulatory Authority (formerly known as the National Association of Securities Dealers), which generally does not allow them to vote shares held in street name unless they are permitted to do so under the rules of a national securities exchange to which they belong. Under the rules of the New York Stock Exchange ("NYSE"), NYSE member brokers who do not receive instructions from beneficial owners are entitled to vote on the proposals presented in this Proxy Statement at their discretion. If you do not vote your shares held in street name and your broker does not vote them, those shares will have no effect on whether any matter voted on at the Annual Meeting is approved by the shareholders.

  Other matters to be decided at the Annual Meeting

All of the matters we knew about as of March 19, 2009, to be brought before the Annual Meeting are described in this Proxy Statement. If any matters were to properly come before the Annual Meeting that are not specifically set forth on your proxy card and in this Proxy Statement, the persons appointed by the Company to vote the proxies would vote on such matters at their discretion.

  Postponement or adjournment of the Annual Meeting

If the Annual Meeting were to be postponed or adjourned, your proxy would still be valid and may be voted at the postponed or adjourned meeting in the manner described in this Proxy Statement. You would still be able to revoke your proxy until it was voted.

  Attendance at the Annual Meeting

You will need proof of ownership to enter the Annual Meeting. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, you must present proof, such as a bank or brokerage account statement, of your ownership of Janus stock as of March 2, 2009, to be admitted to the Annual Meeting. At the Annual Meeting, representatives of Janus will also confirm your shareholder status. Shareholders must also present a form of personal identification in order to be admitted to the Annual Meeting. NO CAMERAS, RECORDING EQUIPMENT, ELECTRONIC DEVICES, LARGE BAGS, BRIEFCASES, PACKAGES OR SIMILAR ITEMS WILL BE PERMITTED AT THE ANNUAL MEETING.

  Special instructions apply for employee plan shares

Participants in the Employee Stock Ownership Plans ("ESOPs") of Janus and Kansas City Southern ("KCS") are to instruct the trustee of these ESOPs on how to vote the shares of Janus common stock held on behalf of the participant. The trustee of each ESOP must receive your voting instructions for the common stock allocated to your ESOP account before April 29, 2009. If the trustee does not receive your voting instructions before that date, it will vote those shares as well as any shares held by the respective ESOP that are not allocated to participant accounts, subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, in the same proportion as the votes that it receives for the allocated shares held by the respective ESOP. You may vote your shares (i) over the Internet or by telephone by following the instructions provided in the Notice; or (ii) requesting a paper proxy card in accordance with the instructions contained in the Notice and completing, signing and dating the proxy card and returning it so that it is received by April 29, 2009. The deadline for voting by telephone or via the Internet is 12:00 p.m. Central Time on Wednesday, April 29, 2009.

On March 2, 2009, there were 1,948,396 outstanding Janus shares in the Janus ESOP, and 518,100 outstanding Janus shares in the KCS ESOP.

Cost of Proxy Solicitation

The Company will pay the expenses of preparing the Notice and our other proxy materials and the solicitation by the Board of Directors of your proxy. Our directors, officers and employees, who will receive no additional compensation for soliciting, and Georgeson Shareholder Communications Inc. may solicit your proxy by telephone or other means. The Company will pay Georgeson Shareholder Communications Inc. a fee of $12,000 plus expenses and will reimburse brokers for costs they incur in mailing the Notice and any other proxy materials.

PROPOSALS YOU MAY VOTE ON

Proposal No. 1:    Election of Directors.

The Board has nominated Messrs. Timothy K. Armour, J. Richard Fredericks, Lawrence E. Kochard, Landon H. Rowland and Steven L. Scheid for election as directors of the Company for a term ending at the 2012 Annual Meeting. Detailed information about each of the Company's nominees begins on page 5. If any director is unable to stand for re-election, the Board may reduce the size of the Board, designate a substitute or leave a vacancy unfilled. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate. We expect that each nominee will be able to serve as a director.

Each director in an uncontested election is elected by a majority of votes cast with respect to that director. A majority of the votes cast means that the number of shares voted "for" a director must exceed the number of votes cast "against" that director. If a current director does not receive a majority of the votes cast, the director shall offer to tender his or her resignation to the Board of Directors. The Nominating Committee will make a recommendation to the Board of Directors on whether to accept or reject the offer of resignation, or whether other actions should be taken. The Board of Directors will act on the Nominating Committee's recommendation and publicly disclose its decision within 90 days from the date of the certification of the election results. Pursuant to Delaware law, a broker non-vote will not be treated as voting in person or by proxy on the proposal.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL NO. 1.

Proposal No. 2:    Ratification of the Appointment of Deloitte & Touche LLP as Independent Auditor.

The Audit Committee has recommended, and the Board has approved, the appointment of Deloitte as independent auditor of the Company for fiscal year 2009, and is proposing that such appointment be ratified by the Company's shareholders. Deloitte has served as our independent auditor since 2002. Representatives of Deloitte will attend the Annual Meeting and will be available to answer appropriate questions. They will also have the opportunity to make a statement if they desire to do so.

Audit services provided by Deloitte during fiscal years 2006, 2007 and 2008 included an audit of the Company's consolidated financial statements, a review of the Company's Annual Report on Form 10-K and certain other filings with the SEC. In addition, Deloitte provided various other services to the Company during fiscal years 2007 and 2008 as described under Proposal No. 2, which begins on page 19.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2, TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITOR FOR FISCAL YEAR 2009.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Our Board of Directors currently has 14 directors, divided into three classes. Members of each class serve for three-year terms. Shareholders elect one class of directors at each annual meeting.

The Board has nominated Messrs. Timothy K. Armour, J. Richard Fredericks, Lawrence E. Kochard, Landon H. Rowland and Steven L. Scheid for election as directors of the Company for a term ending at the 2012 Annual Meeting. Messrs. Armour, Fredericks, Kochard, Rowland and Scheid are current directors of the Company. Each nominee has indicated to the Company that he would serve if elected. We do not anticipate that Messrs. Armour, Fredericks, Kochard, Rowland and Scheid would be unable to stand for election, but if that were to happen, the Board may reduce the size of the Board, designate a substitute or leave a vacancy unfilled. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

Information about Nominees and Other Directors

  Nominees for election to the Board of Directors for a three-year term expiring in 2012

Timothy K. Armour, age 60, has been a director of the Company since March 2008. He serves as a director of AARP Services Inc. and as a trustee of AQR Mutual Funds. He was Managing Director of Morningstar Inc. from 2000 until his recent retirement in March 2008. Mr. Armour was Morningstar Inc.'s President from 1999 to 2000 and its Chief Operating Officer from 1998 to 1999. From 1992 to 1998, he served as President of the Mutual Funds Division of Stein Roe & Farnham, Inc.

J. Richard Fredericks, age 63, has been a director of the Company since October 2006. He also serves as Managing Director of the money management firm Main Management LLC. From 1977 to 1999, he worked at Banc of America Securities (formerly Montgomery Securities), initially as a partner and later as Senior Managing Director. From 1999 to 2001, he served as U.S. Ambassador to both Switzerland and Liechtenstein. Mr. Fredericks is a director of BPW Acquisition Corp. and Chambers & Chambers Wine Merchants, LLC, and serves on the boards of several non-profit organizations.

Lawrence E. Kochard, age 52, has been a director of the Company since March 2008. Mr. Kochard is the Chief Investment Officer for Georgetown University and is Chairman of the College of William & Mary Investment Committee. From 2001 to 2004, he was the Managing Director of Equity and Hedge Fund Investments for the Virginia Retirement System. Mr. Kochard worked as an Assistant Professor of Finance at the business school at the University of Virginia from 1999 to 2001. He started his career in financial analysis and planning, corporate finance and capital markets for E.I. DuPont de Nemours and Company, Fannie Mae and The Goldman Sachs Group, Inc., and also was a financial consultant for individual entities and trusts. Mr. Kochard holds the Chartered Financial Analyst designation.

Landon H. Rowland, age 71, has been a director of the Company since June 2000, and served as Chairman of the Board from June 2000 until January 2004. He served as President and Chief Executive Officer of the Company from June 2000 until December 2002. Mr. Rowland was a director of KCS from May 1983 to May 2004, Chairman of the Board of KCS from May 1997 to December 2000, President of KCS from July 1983 to July 2000 and Chief Executive Officer of KCS from January 1987 to July 2000. Mr. Rowland is Chairman of Garden City Bank and also serves on the boards of several non-profit organizations.

Steven L. Scheid, age 55, has been Chairman of the Board of the Company since January 2004 and a director of the Company since December 2002. He was Chief Executive Officer of the Company from April 2004 until the end of 2005. Mr. Scheid is also a director of The PMI Group, Inc. and Blue Nile Inc. He was Vice Chairman of The Charles Schwab Corporation and President of the Schwab Retail Group from 2000 to 2002. He also served as the Chief Financial Officer of The Charles Schwab Corporation from 1996 through 1999 and was Chief Executive Officer of Charles Schwab Investment Management from 1998 to 2000. From 2001 to 2002, Mr. Scheid served as the Federal Reserve Bank of San Francisco's representative on the Federal Advisory Council in Washington, D.C., advising the Federal Reserve System on economic, banking and regulatory issues.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE ABOVE NOMINEES.

  Directors continuing in office – terms expiring in 2010

G. Andrew Cox, age 65, has been a director of the Company since October 2002. He has served as an adjunct professor at the Daniels College of Business, University of Denver, since 1995, and serves on the boards of several non-profit organizations. He served as Vice President of investments and portfolio manager at Founders Family of Mutual Funds from 1976 to 1988, and as a portfolio and security analyst for Berger Associates from 1972 to 1976. Mr. Cox also served as a director of Montgomery Partners and as a Trustee of The Montgomery Funds, The Montgomery Funds II and The Montgomery Funds III from 1989 until 2004.

Deborah R. Gatzek, age 60, has been a director of the Company since March 2004. She is an attorney and mutual fund compliance consultant, is a member of the Planning Commission of James City County, Virginia, and serves on the boards of three non-profit organizations. She served as Chief Counsel to ING Americas' Mutual Fund Practice Group and Broker Dealer Practice Group from 2001 to 2003. She was a partner in Stradley, Ronan, Stevens & Young, a law firm, from 2000 to 2001, and she served as Senior Vice President and General Counsel of Franklin Resources, Inc. from 1983 through 1999.

Robert T. Parry, age 69, has been a director of the Company since March 2005. Mr. Parry is also a director of PACCAR Inc. and a director of the National Bureau of Economic Research. He served as President and Chief Executive Officer of the Federal Reserve Bank of San Francisco from 1986 to 2004 and was Chief Economist of Security Pacific Corporation from 1970 to 1986.

Jock Patton, age 63, has been a director of the Company since March 2007. Mr. Patton was non-executive Chairman and director of Swift Transportation Co. ("Swift"), Inc. until May 2007, and is a director of JDA Software Group, Inc. He was the independent Chairman of ING Funds Unified Board of Trustees from 2004 until June 2007; Chief Executive Officer and director of Rainbow Multimedia Group, Inc. from 1999 to 2001; and President and co-owner of StockVal, Inc. from 1992 to 1997. From 1972 to 1992, Mr. Patton practiced corporate and securities law.

  Directors continuing in office – terms expiring in 2011

Paul F. Balser, age 67, has been a director of the Company since June 2000, and served as lead director until January 2006 at which time he began serving as the presiding director for all executive sessions of the Board of Directors. He has been a partner of Ironwood Partners, LLC of New York, New York, since December 2001; a partner of Ironwood Manufacturing Fund LP of New York, New York, since July 2003; and a partner of Ironwood Management Partners Fund II, LP of New York, New York, since October 2007. Mr. Balser has been a director of Tweedy, Browne Funds Inc. of New York, New York, since 2000 as well as several private companies. He was a partner of Generation Partners, L.P. of Greenwich, Connecticut, from August 1995 to September 30, 2004. Except for Tweedy, Browne Funds Inc., all of the above-referenced firms are investment firms specializing in privately negotiated equity transactions. He was a partner of Centre Partners, L.P. of New York, New York, which also specialized in privately negotiated equity and venture capital investments, from September 1986 through July 1995.

Gary D. Black, age 48, has been Chief Executive Officer of the Company since January 2006 and has served as a director since May 2004. From April 2004 until January 2006, he served as Chief Investment Officer and President of the Company. From 2001 until March 2004, Mr. Black worked for Goldman Sachs Asset

Management, most recently as Chief Investment Officer of its global equities business. From 1992 to 2001, he worked for Alliance Bernstein, serving as a senior research analyst and later as Executive Vice President and Head, Global Institutional Asset Management.

Jeffrey J. Diermeier, age 56, has been a director of the Company since March 2008. Mr. Diermeier is a director and chairman of the Investment Committee of the University of Wisconsin Foundation and is a director of Stairway Partners, LLC (a registered investment company). In January 2009, he became a trustee of the Board of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, and is a member of the Focus Advisory Board. From January 2005 until January 2009, he served as President and Chief Executive Officer of the CFA Institute in Charlottesville, Virginia and was a member of the CFA Institute's Board of Governors. Between 1975 and 2004, Mr. Diermeier served in a number of capacities in the Global Asset Management division of UBS and predecessor organizations, primarily Brinson Partners, Inc., beginning as an equity analyst and culminating as its Global Chief Investment Officer between 2000 and 2004. Mr. Diermeier holds the Chartered Financial Analyst designation.

Glenn S. Schafer, age 59, has been a director of the Company since December 2007. Mr. Shafer served as Vice Chairman of Pacific Life Insurance Company ("Pacific Life") from April 2005 until his retirement in December 2005. He was a member of Pacific Life's Board of Directors and President of Pacific Life from 1995 to 2005. He was Executive Vice President and Chief Financial Officer of Pacific Life from 1991 to 1995. Mr. Schafer is also a director of Beckman Coulter Inc.; Skilled Healthcare Group, Inc.; and the Michigan State University Foundation.

Robert Skidelsky, age 69, has been a director of the Company since January 2001. Lord Skidelsky was the Chairman of the Social Market Foundation, London, England, from 1992 to 2002 and has served on the Board of the Greater European Fund since March 2005 and on the Board of Sistema JSFC since July 2008. He has also served as Chair of Political Economy at Warwick University, Coventry, England, since 1990. He is a fellow of the British Academy; an honorary fellow of Jesus College, Oxford University, Oxford, England; and a member of the Council of the Royal Economic Society. He was named to the United Kingdom Parliament's House of Lords in 1991, and from 1998 to 1999 served as Principal Opposition Spokesman on Treasury Affairs, House of Lords.

Board of Directors Independence Determination

The Board of Directors has established criteria for determining whether a director is independent from management. These criteria, which are included in the governance guidelines and set forth in Appendix A to this Proxy Statement, incorporate the director independence criteria included in the NYSE corporate governance listing standards (the "NYSE Listing Standards"). Based on questionnaires completed by each director, the Board has reviewed all relationships between each director and any member of his or her immediate family and the Company. Based on individual review and the definition of independence in the Company's corporate governance guidelines, the Board has affirmatively determined that it is currently composed of a majority of independent directors, and that the following directors are independent and have no material relationships with the Company (other than being a director and shareholder): Timothy K. Armour, Paul F. Balser, G. Andrew Cox, Jeffrey J. Diermeier, J. Richard Fredericks, Deborah R. Gatzek, Lawrence E. Kochard, Robert T. Parry, Jock Patton, Landon H. Rowland, Glenn S. Schafer, Steven L. Scheid and Robert Skidelsky. In addition, all members of the Audit, Compensation, Nominating and Corporate Governance, and Planning and Strategy committees are independent.

Board of Directors Meetings and Committees

The Board of Directors met nine times during the 2008 fiscal year. Each incumbent director attended at least 75 percent of the aggregate of (i) the total number of meetings in 2008 of the Board of Directors

(held during the period that he or she was a director) and (ii) the total number of meetings in 2008 of all committees of the Board on which he or she served (held during the period during which he or she was a director).

The Board's current standing committees include the following:

  Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee (the "Nominating Committee") consists of six independent directors appointed by the Board to serve one-year terms. The members of the Nominating Committee are G. Andrew Cox, Jeffrey J. Diermeier, Deborah R. Gatzek, Robert T. Parry, Jock Patton and Glenn S. Schafer, each of whom is independent under the standards established by the Board and the NYSE. Mr. Parry is Chairman of the Nominating Committee. The Nominating Committee assists the Board of Directors in promoting the best interests of the Company and its shareholders through the implementation of sound corporate governance principles and practices. The functions performed by the Nominating Committee include: (i) identifying individuals qualified to become Board members and recommending the director nominees to the Board for the next annual meeting of shareholders; (ii) reviewing the qualifications and independence of the members of the Board and various committees on a regular periodic basis; (iii) recommending to the Board corporate governance guidelines and reviewing such guidelines on a regular basis to confirm that such guidelines and the Nominating Committee's charter remain consistent with sound corporate governance practices and with any legal, regulatory or NYSE requirements; and (iv) leading the Board in its annual review of the Board's performance. The Nominating Committee met five times during the 2008 fiscal year. The Nominating Committee operates pursuant to a written charter that was adopted by the Board of Directors and is available on the Company's Web site (http://ir.janus.com/documents.cfm) or by calling Janus at 888-834-2536.

  The Nominating Committee will consider director nominees recommended by shareholders under the same procedure used for considering director nominees recommended by management or other directors. A shareholder who desires to recommend a director nominee should send a written statement to General Counsel and Secretary, Janus Capital Group Inc., 151 Detroit Street, Denver, Colorado 80206, no earlier than December 31, 2009, and no later than January 30, 2010. If a shareholder desires that such director nomination be included in next year's proxy statement, then we must receive such written notice no later than January 30, 2010. As more fully set forth in Janus' Bylaws, the written notice should contain, among other items: (i) information regarding the nominating shareholder's ownership of Janus shares (including any derivative ownership); (ii) disclosure by such shareholder with respect to (a) any arrangement or agreement between such shareholder and the director nominee and (b) such shareholder's intention to appear at the annual meeting for which the proxy relates and whether or not such shareholder intends to solicit proxies in favor of the director nominee; and (iii) biographical information regarding the director nominee of the type required by Regulation 14A under the Securities Exchange Act of 1934, as amended (and any other information that may be required to be disclosed in a proxy statement or otherwise by the SEC) and the delivery of a completed Janus director information questionnaire. The Nominating Committee does not have a formal process for identifying and evaluating director nominees; however, the Nominating Committee engaged a search firm in 2007 and 2008 to assist in identifying viable candidates. The Nominating Committee generally strives to have each director nominee satisfy at least the criteria set forth in the corporate governance guidelines. The Nominating Committee considers and evaluates the individual background and qualifications of each director nominee and the extent to which such background and qualifications might benefit the Company based on the size and composition of the Board at the time.

  Audit Committee.    The Audit Committee consists of five independent directors appointed by the Board to serve one-year terms. The members of the Audit Committee are J. Richard Fredericks, Deborah R. Gatzek, Lawrence E. Kochard, Robert T. Parry and Glenn S. Schafer, each of whom is independent under the standards established by the Board and the NYSE. Mr. Schafer is Chairman of the Audit

  Committee. The Audit Committee assists the Board in monitoring (i) the integrity of the financial statements of the Company; (ii) the independent auditor's qualifications and independence; (iii) the performance of the Company's internal audit function and independent auditors; (iv) the compliance by the Company with legal and regulatory requirements; and (v) the Company's system of disclosure controls and system of internal controls over financial reporting. The Audit Committee has the authority to select and retain (subject to the ratification by the Company's shareholders), and terminate when appropriate, the Company's independent auditor. The Audit Committee is responsible for setting the independent auditor's compensation and overseeing the work of the independent auditor. It also preapproves all audit services and all permitted non-audit services to be provided by the independent auditor. The Audit Committee oversees the resolution of disagreements between management and the independent auditors in the event that they arise. The Board of Directors has determined that each member of the Audit Committee meets the experience requirements of the NYSE and that Messrs. Fredericks, Kochard, Parry and Schafer qualify as "audit committee financial experts" under the applicable SEC regulations. No member of the Audit Committee serves on an audit committee of more than two other public companies. The Audit Committee met seven times during the 2008 fiscal year. The Audit Committee operates pursuant to a written charter that was adopted by the Board and is available on our Web site (http://ir.janus.com/documents.cfm) or by calling Janus at 888-834-2536. The charter is also attached to this Proxy Statement as Appendix B.

  Compensation Committee.    The Compensation Committee consists of six independent directors appointed by the Board to serve one-year terms. The members of the Compensation Committee are Timothy K. Armour, Paul F. Balser, G. Andrew Cox, Jeffrey J. Diermeier, Jock Patton and Robert Skidelsky, each of whom is independent under the standards established by the Board and the NYSE. Mr. Patton is Chairman of the Compensation Committee. The Compensation Committee is appointed to discharge the Board's responsibility relating to the determination of compensation of the Company's independent directors and certain executive officers, and the review and approval of the compensation policy recommended by management with respect to all other employees. The Compensation Committee has the power to (i) authorize and determine all compensation and compensation plans for the officers and supervisory employees of the Company; (ii) administer the incentive compensation plans of the Company in accordance with the power and authority granted under such plans; (iii) determine any incentive allowances to be made to officers and staff of the Company; and (iv) determine, subject to ratification by the majority of independent directors, the compensation package for non-executive directors. The Compensation Committee met six times during the 2008 fiscal year. The Committee operates pursuant to a written charter that was adopted by the Board and is available on our Web site (http://ir.janus.com/documents.cfm) or by calling Janus at 888-834-2536.

  Planning and Strategy Committee.    The Planning and Strategy Committee was created July 22, 2008, and consists of six independent directors appointed by the Board to serve one-year terms. The members of the Planning and Strategy Committee are Timothy K. Armour, Paul F. Balser, J. Richard Fredericks, Lawrence E. Kochard, Landon H. Rowland and Robert Skidelsky, each of whom is independent under the standards established by the Board and the NYSE. Mr. Balser is Chairman of the Planning and Strategy Committee. The Planning and Strategy Committee is responsible for oversight related to the following matters: (i) the Company's material business strategies; (ii) five-year plan and capital structure in addition to potential mergers, acquisitions and divestitures; (iii) industry trends and their implications for Janus; and (iv) product development. The Planning and Strategy Committee met two times during the 2008 fiscal year. The Committee operates pursuant to a written charter that was adopted by the Board and is available on our Web site (http://ir.janus.com/documents.cfm) or by calling Janus at 888-834-2536.

Corporate Governance

  Governance guidelines and policies

Consistent with the Board's commitment to observing good corporate governance practices, the Board has implemented policies and procedures intended to meet the requirements of the SEC and NYSE rules. As part of the process, the Board has revised and formalized the Company's principles of corporate governance in the form of corporate governance guidelines, reviewed and revised (where appropriate) the charters of the standing committees of the Board, and amended or adopted new policies and practices. Our corporate governance guidelines are available on our Web site (http://ir.janus.com/documents.cfm) or by calling Janus at 888-834-2536. The specific policies and guidelines that have been adopted and other actions taken include the following:

Policies and guidelines:

  •
  At least a majority of the members of the Board are independent (currently 92.9 percent are independent members), and all members of the Nominating, Audit, Compensation and Planning and Strategy Committees are independent.
  •
  The Board and each committee are required to undertake an annual self-evaluation.
  •
  No director may serve for more than five terms of three years each.
  •
  Directors must submit for the Board's consideration a letter of resignation the day before the next Annual Meeting of Shareholders after reaching the age of 72.
  •
  No director may serve on the Board of more than four public companies in addition to Janus.
  •
  No member of the Audit Committee may serve on the audit committee of more than two public companies in addition to Janus.
  •
  The Board shall consider the rotation of Committee chairs after a chairperson has served for three successive years.

Other actions taken:

  •
  At least once every three years, a committee of independent directors will evaluate the Company's shareholder rights plan (last undertaken in October 2007).
  •
  Stock options issued by the Company may not be repriced without approval of the Company's shareholders.
  •
  Each non-executive director is required within three years from appointment to acquire and maintain shares of Janus common stock with a value (based on the value of the shares at the time of acquisition) equal to $250,000. All of the non-executive directors currently satisfy the above ownership requirement except two of our more recently elected directors: Mr. Glenn S. Schafer (elected in December 2007) and Mr. Lawrence E. Kochard (elected in March 2008).

  Corporate Code of Business Conduct and Officer Code of Ethics

The Company's Officer Code of Ethics for the Principal Executive Officers and Senior Financial Officers (including its chief executive officer, chief financial officer and controller) (the "Officer Code") and Corporate Code of Business Conduct and Ethics for all employees are available on our Web site (http://ir.janus.com/documents.cfm) or by calling Janus at 888-834-2536. Any future amendments to or waivers of the Officer Code or the Corporate Code of Business Conduct and Ethics will be posted to the investor relations section of the Janus Web site (http://ir.janus.com/documents.cfm).

  Executive sessions of the Board of Directors

The Board has determined that the non-executive members of the Board shall convene periodic executive sessions at least once per year, and such sessions will consist of those directors who are independent under the standards established by the Board and the NYSE. The purpose of these sessions is to promote open discussion among independent directors and provide an opportunity for the directors to address concerns about the Company as well as the performance of the Board itself. Mr. Balser is the presiding director for these executive sessions. The Board met in executive session more than once in 2008.

  Director attendance at Annual Meeting of Shareholders

The policy of the Board is to encourage directors to attend each annual meeting of shareholders. All of the directors attended the 2008 Annual Meeting of the Company's shareholders.

  Shareholder communications with the Board of Directors

Individuals desiring to communicate with the presiding director of the Board, the non-management directors as a group or any other individual members of the Board (including the Chairman of the Board) shall direct their communications to the attention of Paul F. Balser, Janus Capital Group Inc., 151 Detroit Street, Denver, Colorado 80206. All communications received, other than commercial solicitations or communications that are frivolous or deemed to be not relevant to corporate matters, will be forwarded to the Board or to the relevant Board member.

Certain Relationships and Related Transactions

Certain of our directors and executive officers from time to time may invest their personal funds in Janus-affiliated mutual funds on substantially the same terms and conditions as other similarly situated investors in these mutual funds who are neither directors nor employees.

All transactions that meet the standards set forth in our Related Party Transaction Approval Policy are to be brought before the Audit Committee for review and approval. The Related Party Transaction Approval Policy is available (in the Janus Corporate Code of Business Conduct and Ethics Policy) on our Web site (http://ir.janus.com/documents.cfm) or by calling Janus at 888-834-2536.

DIRECTOR COMPENSATION

Members of the Board who receive compensation as officers or employees of Janus do not receive any compensation for serving on the Board. Members of the Board who did not receive compensation as officers or employees of Janus receive the directors' compensation described below for the 2008-2009 directors' fiscal year (May 1, 2008, through April 29, 2009). As part of the Company's cost-savings initiatives to address the current difficult business environment, Board members have approved a 20 percent reduction of their compensation for the 2009-2010 directors' fiscal year (April 30, 2009, through April 28, 2010, hereafter referred to as the "2009-2010 Period").

Annual retainer compensation:

  •
  A stock grant to all non-employee directors of immediately vested shares of Janus common stock, valued at approximately $100,000 ($80,000 for the 2009-2010 Period)
  •
  A cash retainer of $100,000 to all non-employee directors ($80,000 for the 2009-2010 Period)
  •
  An additional cash retainer of $10,000 per committee for directors who are on the Audit, Compensation, Nominating, or Planning and Strategy committees ($8,000 for the 2009-2010 Period)
  •
  An additional cash retainer of $25,000 if the director chairs the Audit Committee ($20,000 for the 2009-2010 Period)
  •
  An additional cash retainer of $15,000 if the director chairs the Compensation Committee, Nominating, or Planning and Strategy Committee ($12,000 for the 2009-2010 Period)
  •
  An additional annual stock grant of immediately vested shares of Janus common stock valued at approximately $35,000 if the director is serving as the lead or presiding director ($28,000 for the 2009-2010 Period)

  •
  An additional annual cash retainer of $250,000, payable in equal quarterly installments, if a director is serving as a non-executive Chairman of the Board ($200,000 for the 2009-2010 Period)

In addition:

  •
  Upon joining the Board, a director receives a one-time restricted stock grant of Janus common stock with a three-year vesting schedule, valued at approximately $100,000
  •
  In recognition of Mr. Scheid's significant time commitment and contributions to Janus in 2007 and 2008 in his capacity as non-executive Chairman of the Board, the Compensation Committee approved an additional $470,000 grant to Mr. Scheid of immediately vested shares of Janus common stock, which grant was made May 2, 2008. (Future special stock awards to Mr. Scheid will be based on the Compensation Committee and Board's annual evaluation and may be adjusted, reduced or eliminated in future years.)

In the event of extraordinary circumstances that require a material increase in the number of Board or committee meetings, the Board may reinstate meeting fees or adjust the annual retainer amounts as deemed appropriate by the Board. All amounts are prorated if a director joins the Board after commencement of the directors' fiscal year.

All members of the Board are reimbursed for reasonable travel and lodging expenses in connection with attending Board and committee meetings. In connection with reducing Janus' cost for Board travel, the Board limits the reimbursement of expenses related to the use of private aircraft by its Board members and executive officers. A director or officer who elects to use a private aircraft for business travel for Janus (unless under extraordinary circumstances as determined by the Chairman or the Chief Executive Officer) will only be reimbursed at the equivalent cost of a 14-day advance purchase business class airline ticket or comparable fare for domestic flights, or the cost of a first-class airline ticket for international flights (where an international flight is required). If a director travels on a commercial airliner, Janus reimburses up to the cost of a first-class airline ticket.

In addition to the compensation outlined above, the directors are entitled to the following additional benefits:

  •
  Company-owned laptop computers are provided upon a director's election to facilitate secure access to the directors' intranet Web site and e-mail.
  •
  Director education seminars are reimbursable or paid for by Janus annually. (At least one per year is encouraged with no limit on the amount of seminars that a director can attend.)
  •
  Janus maintains Director and Officer Insurance coverage and provides directors with special indemnification rights in the form of an indemnification agreement that exceeds the general rights provided under our Certificate of Incorporation and Bylaws.
  •
  As a courtesy to the directors, Janus files any required Forms 3, 4 and 5 under Section 16 of the Securities Exchange Act of 1934 on each director's behalf.
  •
  Janus offers a matching gift program where every dollar contributed by a director to an eligible charity is matched dollar-for-dollar up to $10,000. (This program was suspended for the 2009 calendar year.)

Subject to any deferral under our Amended and Restated Director Deferred Fee Plan (discussed below), the following chart shows the compensation that each independent director earned for his or her service in calendar year 2008:

2008 Director Compensation

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Option Awards ($)		All Other Compensation ($) (3)	Total ($)

Timothy K. Armour	$132,853	$139,359	–		$131	$272,343

Paul F. Balser	$129,384	$135,013	–		$10,000	$274,397

G. Andrew Cox	$120,000	$100,003	–		$600	$220,603

Jeffrey J. Diermeier	$134,800	$139,054	–		$131	$273,985

J. Richard Fredericks	$117,753	$133,330	–		$10,137	$261,220

Deborah R. Gatzek	$120,000	$100,003	–		–	$220,003

Lawrence E. Kochard	$132,053	$138,567	–		$131	$270,751

Robert T. Parry	$135,000	$100,003	–		$8,570	$243,573

Jock Patton	$135,000	$135,667	–		$10,104	$280,771

Landon H. Rowland	$107,753	$100,003	–		$2,250	$210,006

Glenn S. Schafer	$145,000	$179,685	–		$10,145	$334,830

Steven L. Scheid	$350,000	$843,975	$338,641	(4)	$178,011	$1,710,627

Robert Skidelsky	$117,753	$100,003	–		–	$217,756

(1)
Amounts represent the annual cash retainers for serving as members of the Board; the cash retainer for serving as non-executive Chairman; and the cash retainers for serving on and/or chairing the Audit, Compensation, Nominating, and Planning and Strategy committees.

(2)
As the following chart further describes, the amounts shown in the "Stock Awards" column represent the expense of granted restricted stock awards recognized in 2008, as defined in Statement of Financial Accounting Standards No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123R"). Because the 2008 annual stock retainer award and the special recognition awards are fully vested, we recognize the entire amount of the annual stock grants in 2008 in accordance with SFAS 123R.

Summary of 2008 Expense of Stock Awards Granted to Directors

Name	Annual Retainer		One-time Grants		Prior Year Grants (d)	Total

Mr. Armour	$100,003		$39,356	(a)	–	$139,359

Mr. Balser	$135,013	(b)	–		–	$135,013

Mr. Cox	$100,003		–		–	$100,003

Mr. Diermeier	$100,003		$39,051	(a)	–	$139,054

Mr. Fredericks	$100,003		–		$33,327	$133,330

Ms. Gatzek	$100,003		–		–	$100,003

Mr. Kochard	$100,003		$38,564	(a)	–	$138,567

Mr. Parry	$100,003		–		–	$100,003

Mr. Patton	$100,003		–		$35,664	$135,667

Mr. Rowland	$100,003		–		–	$100,003

Mr. Schafer	$100,003		$79,682	(a)	–	$179,685

Mr. Scheid	$100,003		$470,030	(c)	$273,942	$843,975

Mr. Skidelsky	$100,003		–		–	$100,003

  (a)
  Amount represents the 2008 expense related to $100,003 worth of restricted stock awards granted in 2008 to Messrs. Armour, Diermeier, Kochard and Schafer upon joining the board that will vest over three years, and prorated annual stock retainers that were granted in 2008 for services rendered in 2007 and 2008 (as applicable).
  (b)
  Amount includes a stock grant of immediately vested shares of Janus common stock in the amount of $35,010 granted to Mr. Balser for serving as presiding director in 2007 and 2008.
  (c)
  Amount represents a stock retainer of immediately vested shares of Janus common stock granted to Mr. Scheid in recognition of his significant time commitment and contributions to Janus in 2007 and 2008 in his capacity as non-executive Chairman of the Board.
  (d)
  Amounts represent our expenses in 2008 related to restricted stock awards previously granted to directors. For Mr. Scheid, the amount includes the continued vesting of his restricted stock awards previously granted to him as an executive of Janus in accordance with the retirement benefits described below under "Retirement Benefits for Our Current Chairman and Our Former CEO, Steven L. Scheid."

(3)
"All Other Compensation" includes the following:

Summary of 2008 All Other Compensation

Name	Matching Gifts (a)	Dividends on Unvested Restricted Stock	Other (b)	Total

Mr. Armour	–	$131	–	$131

Mr. Balser	$10,000	–	–	$10,000

Mr. Cox	$600	–	–	$600

Mr. Diermeier	–	$131	–	$131

Mr. Fredericks	$10,000	$137	–	$10,137

Ms. Gatzek	–	–	–	–

Mr. Kochard	–	$131	–	$131

Mr. Parry	$8,570	–	–	$8,570

Mr. Patton	$10,000	$104	–	$10,104

Mr. Rowland	$2,250	–	–	$2,250

Mr. Schafer	$10,000	$145	–	$10,145

Mr. Scheid	–	$331	$177,680	$178,011

Mr. Skidelsky	–	–	–	–

  (a)
  The amount represents Janus' matching gift in respect of a director's charitable contribution during 2008 under the Janus Matching Gift Program.
  (b)
  The amount includes expenses of $164,453 for mutual fund unit awards that vested in 2008; $7,794 for continued health insurance coverage; and $5,433 in a tax "gross-up" payment arising from such health coverage in accordance with the retirement benefits described below under "Retirement Benefits for Our Current Chairman and Our Former CEO, Steven L. Scheid."

(4)
As the following chart further describes, the amounts in the "Option Awards" column represent the 2008 expense (as defined in SFAS 123R) of the continued vesting of stock option awards granted to Mr. Scheid in previous fiscal years as an executive of Janus in accordance with the retirement benefits described below under "Retirement Benefits for Our Current Chairman and Our Former CEO, Steven L. Scheid":

Summary of 2008 Expense of Stock Option Awards Granted to Mr. Scheid Prior to 2008

2004 Grant	$306,894

2005 Grant	$31,747

Total	$338,641

Amended and Restated Director Deferred Fee Plan.    Under our Amended and Restated Director Deferred Fee Plan, a director may elect to defer payment of all or any part of the above director fees until his or her service as a director is terminated. All monetary fees deferred under this plan are credited during the deferred period with the gains and losses of certain Janus-affiliated mutual funds elected by the director. All Janus stock awards deferred under this plan are converted into restricted stock units at the time of grant or at the time of vesting. A director's interest in the deferred monetary fees is payable only in cash in a single payment or in installments upon termination of service as a director. Any restricted stock units granted in connection with the deferral of stock are paid in the form of Janus common stock in a single payment or in installments upon termination of service as a director. The Director Deferred Fee Plan is intended to comply with Section 409A of the Internal Revenue Code (the "Code"). Timothy K. Armour, Paul F. Balser, G. Andrew Cox, J. Richard Fredericks, Deborah R. Gatzek, Lawrence E. Kochard, Robert T. Parry, Landon H. Rowland, Glenn S. Schafer and Robert Skidelsky elected to participate in this plan to defer monetary fees, stock fees or a combination of both during the 2008 calendar year.

Retirement Benefits for Our Current Chairman and Our Former CEO, Steven L. Scheid.    In connection with Steven L. Scheid's retirement as our Chief Executive Officer, the Compensation Committee and the Board in November 2005 approved an amendment to Mr. Scheid's long-term incentive ("LTI") awards to provide for acceleration of vesting in the event Mr. Scheid is removed as a director by the Board without "cause," and confirmed its intent to continue the vesting of Mr. Scheid's LTI awards so long as he serves on the Board. In addition, the Board confirmed that Mr. Scheid will be entitled to receive compensation in accordance with Janus' policies for director compensation, consistent with his capacity as Janus' non-executive Chairman. Mr. Scheid was also entitled to receive full health insurance coverage through December 31, 2008. Such amounts are included in "All Other Compensation" in the table above.

Notwithstanding anything to the contrary set forth in any of Janus' previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporated future filings, including this Proxy Statement, the following sections titled "Audit Committee Report" and "Compensation Committee Report on Executive Compensation" shall not be incorporated by reference into any such filings, except to the extent Janus specifically incorporates any of the reports by reference therein.

 AUDIT COMMITTEE REPORT

The Audit Committee of the Board is responsible for monitoring (i) the integrity of the financial statements of the Company; (ii) the independent auditor's qualifications and independence; (iii) the performance of the Company's internal audit function and independent auditor; (iv) the compliance by the Company with legal and regulatory requirements; and (v) the monitoring of the Company's system of disclosure controls and its system of internal controls over financial reporting. The Audit Committee is composed of five independent directors and operates under a written charter adopted and approved by the Board. Each Audit Committee member is independent under the standards established by the Board and the NYSE.

Management has primary responsibility for the financial reporting process, including the preparation of the Company's consolidated financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Management also has responsibility for establishing and maintaining the Company's system of internal controls over financial reporting and assessing the effectiveness of those controls annually, as required by Section 404 of the Sarbanes-Oxley Act of 2002. The independent auditor is responsible for auditing the Company's financial statements and the effectiveness of internal control over financial reporting. The Committee's responsibility is to monitor and review these processes. It is not the Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. Therefore, the Audit Committee has relied on the information provided to it and on management's representation that the financial statements have been prepared with integrity and objectivity, and in conformity with GAAP. The Committee also relied on the representations of the independent auditor included in its report on the Company's financial statements.

The Committee held seven meetings during 2008. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, the internal auditors and the Company's independent auditor, Deloitte & Touche LLP ("Deloitte"). The Committee discussed with the Company's internal auditors and independent auditor the overall scope and plans for their respective audits. The Committee met with each of the internal and independent auditors, the Company's Chief Compliance Officer and other members of management, separately and as a group, to discuss the results of their examinations and their evaluations of the Company's internal controls.

The Audit Committee reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2008, with management of the Company and Deloitte. The Audit Committee also discussed with Deloitte matters required to be discussed with audit committees under generally accepted auditing standards including, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU Sec. 380).

The Company's independent auditor also provided the written disclosures and the letter required by the Public Company Accounting Oversight Board (Rule 3526, Communication with Audit Committees Concerning Independence), and the Committee discussed with the independent auditor its independence from the Company. When considering the independence of Deloitte, the Audit Committee considered whether the provision by Deloitte of services to the Company beyond those rendered in connection with its audit and review of the Company's consolidated financial statements was compatible with maintaining its independence.

Following the Committee's review and these meetings, discussions and reports, and subject to the limitations of the Committee's role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements for the fiscal year ended December 31, 2008, be included in the Company's Annual Report on Form 10-K filed with the SEC.

Respectfully,

Members of the Audit Committee

    Glenn S. Schafer, Chairman
    J. Richard Fredericks
    Deborah R. Gatzek
    Lawrence E. Kochard
    Robert T. Parry

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF DELOITTE
& TOUCHE LLP AS INDEPENDENT AUDITOR

The Audit Committee has appointed Deloitte as independent auditor for the 2009 fiscal year. The Board is proposing that the appointment of Deloitte be ratified by the shareholders of the Company, consistent with the Audit Committee's charter. Deloitte has audited our consolidated financial statements for the 2008 fiscal year and performed other services. If the appointment is not ratified by the shareholders of the Company, the Audit Committee will take that into account in determining whether to retain Deloitte as our independent auditor.

Fees incurred by Company for Deloitte

The following table shows the fees paid or accrued by the Company for audit and other services provided by Deloitte for fiscal years ending December 31, 2008 and 2007, respectively:

	2008	2007

Audit Services Fees(1)	$951,000	$820,000
Audit-Related Fees(2)	233,000	147,000
Tax Compliance Fees(3)	125,000	78,000

Total	$1,309,000	$1,045,000

(1)
Audit services consisted of the audit of the Company's consolidated financial statements included in its Annual Report on Form 10-K, attestation work required by Section 404 of the Sarbanes-Oxley Act of 2002 in order to issue an opinion on the effectiveness of internal control over financial reporting, reviews of the consolidated financial statements included in its quarterly reports on Form 10-Q and other audit services that are normally provided in connection with statutory or regulatory filings.
(2)
Audit-related fees consisted of financial accounting and SEC reporting consultations, issuance of consent letters, audit of the Company's benefit plans, and other audit services not required by statute or regulation (including the 2008 audit of Perkins Investment Management LLC as part of JCM's acquisition of an additional 50 percent on December 31, 2008).
(3)
Tax compliance fees consisted of sales and use tax assistance with refund claims, tax return filings in certain foreign jurisdictions, assistance with tax audits, and miscellaneous state and federal income tax-related issues.

The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of Deloitte.

Audit Committee Preapproval Policies and Procedures.    All services performed by Deloitte were preapproved in accordance with the preapproval policy and procedures adopted by the Audit Committee. This policy describes the permitted audit, audit-related, tax and other services (collectively, the "Disclosure Categories") that our independent auditor may perform. The policy requires that a description of the services expected to be performed by our independent auditor in each of the Disclosure Categories be presented to the Audit Committee for approval and cannot commence until such approval has been granted. Normally, preapproval is provided at regularly scheduled meetings. However, the authority to grant specific preapproval between meetings, as necessary, has been delegated to the Chairman of the Audit Committee. The Chairman must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific preapproval.

In addition, although not required by the rules and regulations of the SEC, the Audit Committee generally approves a narrow range of fees associated with each proposed service. Providing a range of fees for a service incorporates appropriate oversight and control of the independent auditor relationship, while permitting the Company to receive immediate assistance from the independent auditor when time is of the essence.

At each meeting, the Audit Committee reviews the status of services and fees incurred year-to-date against the original preapproved services and the forecast of remaining services and fees for the fiscal year.

Attendance at Annual Meeting.    A representative of Deloitte is expected to be present at the Annual Meeting with the opportunity to make a statement and to answer appropriate shareholder questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITOR FOR FISCAL YEAR 2009.

STOCK OWNERSHIP

Stock Ownership of Certain Beneficial Owners and Management

The table below sets forth information regarding beneficial ownership of our outstanding common stock for purposes of voting at the Annual Meeting as of March 2, 2009, by (i) beneficial owners of more than 5 percent of our outstanding common stock who have publicly disclosed their ownership, (ii) each Named Executive Officer (the individuals named below in the "Summary Compensation Table") and each member of our Board, and (iii) all of our officers and directors as a group. The Company has no knowledge of any arrangement that would at a subsequent date result in a change in control of the Company.

	Shares of Common Stock Beneficially Owned (1)
Name	Number		Percentage
FMR LLC	23,632,084	(2)	14.65%
Ariel Capital Management, LLC	16,422,604	(3)	10.18%
T. Rowe Price Associates, Inc.	10,393,073	(4)	6.44%
Steven L. Scheid Chairman of the Board of Directors	559,047	(5)	*
Timothy K. Armour Director	7,066	(6)	*
Paul F. Balser Director	145,413	(6)	*
Robin C. Beery Executive Vice President and Chief Marketing Officer	201,499	(5)	*
Gary D. Black Director and Chief Executive Officer	2,190,203	(5)	1.36%
Daniel P. Charles Executive Vice President of JCM and Managing Director of Janus Institutional	57,546	(5)	*
Jonathan D. Coleman Executive Vice President and Co-Chief Investment Officer of JCM	821,870	(5)	*
G. Andrew Cox Director	47,573	(6)	*
Jeffrey J. Diermeier Director	36,550		*
J. Richard Fredericks Director	15,013	(6)	*
Gregory A. Frost Executive Vice President and Chief Financial Officer	120,514	(5)	*
Deborah R. Gatzek Director	37,173	(6)	*
James P. Goff Director of Research of JCM	571,599	(5)	*
Scott S. Grace Senior Vice President and Treasurer	56,508	(5)	*
Kelley A. Howes Executive Vice President, General Counsel, Chief Administrative Officer and Secretary	126,216	(5)	*
Lawrence E. Kochard Director	7,040	(6)	*
Dominic C. Martellaro Executive Vice President and Managing Director of Janus Global Advisors	88,115	(5)	*
Robert T. Parry Director	33,201	(6)	*

	Shares of Common Stock Beneficially Owned (1)
Name	Number		Percentage
Jock Patton Director	15,592		*
Landon H. Rowland Director	1,964,242	(6)(7)	1.22%
Glenn S. Schafer Director	8,301	(6)	*
Robert Skidelsky Director	53,468	(6)	*
R. Gibson Smith Executive Vice President and Co-Chief Investment Officer of JCM	473,263	(5)	*
All Directors and Executive Officers as a Group (23 Persons) (5)(6)	7,637,012		4.73%

*
Less than 1% of the outstanding shares.
(1)
Ownership is based on the number of shares outstanding as of March 2, 2009, plus any shares that may be acquired upon the exercise of options, restricted stock unit distributions or other convertible securities that are exercisable on March 2, 2009, or will become exercisable within 60 days of that date. Except as noted, the holders have sole voting and dispositive power over the shares.
(2)
Based upon information in its Amendment No. 2 to Schedule 13G filed on February 17, 2009. The address of FMR LLC is 82 Devonshire Street, Boston, Massachusetts 02109.
(3)
Based upon information in its Amendment No. 7 to Schedule 13G filed on January 9, 2009. The address of Ariel Capital Management, LLC Inc. is 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.
(4)
Based upon information in its initial Schedule 13G filed on February 12, 2009. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202. These securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser with power to direct investments and/or sole power to vote securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.
(5)
Under applicable law, shares that are held indirectly may also be considered beneficially owned. Such shares represented above include the following shares held in Janus' ESOP: Mr. Scheid owns 827 shares; Mr. Black owns 2,665 shares; Ms. Beery owns 8,168 shares; Mr. Charles owns 1,838 shares; Mr. Coleman owns 10,974 shares; Mr. Frost owns 5,056 shares; Mr. Goff owns 7,251 shares; Mr. Grace owns 3,060 shares; Ms. Howes owns 9,664 shares; Mr. Martellaro owns 2,165 shares; and Mr. Smith owns 4,210 shares.
(6)
Includes restricted stock units held by certain directors. Such restricted stock units do not have any voting rights, are entitled to dividend equivalents and will be paid in shares of Company common stock upon termination of service as a director, all in accordance with the Amended and Restated Director Deferred Fee Plan. The restricted stock units represented in the amounts shown are as follows: Mr. Armour holds 3,784 units; Mr. Balser holds 31,777 units; Mr. Cox holds 36,301 units; Mr. Fredericks holds 13,296 units; Ms. Gatzek holds 25,916 units; Mr. Kochard holds 3,758 units; Mr. Parry holds 33,201 units; Mr. Rowland holds 13,830 units; Mr. Schafer holds 5,880 units; and Lord Skidelsky holds 25,609 units.
(7)
Mr. Rowland owns 435,410 shares held in two revocable trusts of which he is trustee. Mr. Rowland is also deemed to beneficially own 6,959 shares held by his wife in a revocable trust of which she is trustee and 2,015 shares held by his wife in her name only.

EXECUTIVE OFFICERS OF THE COMPANY

The following is a list of individuals serving as executive officers of the Company or a direct subsidiary as of the date of this Proxy Statement. All Company executive officers are elected annually by the Board of Directors and serve at the discretion of our Board of Directors.

Name	Age	Position

Gary D. Black	48	Chief Executive Officer and member of the Board of Directors

Robin C. Beery	41	Executive Vice President and Chief Marketing Officer

Daniel P. Charles	42	Executive Vice President of JCM and Managing Director of Janus Institutional

Jonathan D. Coleman	37	Executive Vice President and Co-Chief Investment Officer of JCM

Gregory A. Frost	38	Executive Vice President and Chief Financial Officer

James P. Goff	45	Director of Research of JCM

Scott S. Grace	38	Senior Vice President and Treasurer

Kelley A. Howes	43	Executive Vice President, General Counsel, Chief Administrative Officer and Secretary

Dominic C. Martellaro	47	Executive Vice President and Managing Director of Janus Global Advisors

R. Gibson Smith	41	Executive Vice President and Co-Chief Investment Officer of JCM

Gary D. Black's biographical information is included under "Proposal No. 1 – Election of Directors, Directors continuing in office – terms expiring in 2011" above.

Robin C. Beery has served as Executive Vice President of the Company since February 2005, Chief Marketing Officer of the Company since January 2003, and the President of Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the three trusts of Janus' investment products) since April 2008. She is also a member of the Company's Executive Committee. She served as Senior Vice President of the Company from August 2003 to January 2005 and as Vice President of the Company from January 2003 to August 2003. She has served as Chief Marketing Officer and Vice President of JCM since April 2002. She previously served as Vice President and Director of Marketing and Communications for Janus Capital Corporation ("JCC," the predecessor company to JCM) from January 1997 to April 2002, and Assistant Vice President of Retail Marketing for JCC from January 1997 to January 1999.

Daniel P. Charles has served as Executive Vice President of JCM since January 2009, and Managing Director of Janus Institutional since November 2007. He is also a member of the Company's Executive Committee. He served as Senior Vice President of JCM from November 2007 to January 2009, and Vice President of JCM from August 2005 to November 2007. He previously served as Managing Director, National Head of Sales for Banc of America Institutional Investment Solutions from 2004 to 2005, and as Director and Eastern Regional Manager from 2003 to 2004 for Bank of America Capital Management. From 1989 to 2002, he served as Managing Director of ING Aetna Financial Services.

Jonathan D. Coleman has served as Executive Vice President and Co-Chief Investment Officer ("Co-CIO") of JCM since November 2006. In addition to his Co-CIO duties, he has served as Portfolio Manager of Janus Fund and other large cap growth portfolios sold through intermediary and institutional channels since November 2007. He is also a member of the Company's Executive Committee. He previously served as the Portfolio Manager for the U.S.-based Janus Enterprise Fund and other mid-cap growth portfolios sold through international, intermediary and institutional distribution channels from 2002 to November 2007. In 1994, Mr. Coleman joined Janus as a research analyst, and from 1997 through 2000, he co-managed Janus Venture Fund. Mr. Coleman holds the Chartered Financial Analyst designation.

Gregory A. Frost has served as Executive Vice President of the Company since January 2008 and Chief Financial Officer since March 2007. He is also a member of the Company's Executive Committee. He also currently acts as the Principal Accounting Officer of the Company until a replacement is appointed. He previously served as Senior Vice President from February 2005 to January 2008. He served as Controller of the Company from January 2003 to March 2007 and for JCM and JCC from April 2002 to March 2007. He previously served as Vice President of the Company from January 2003 to February 2005 and served as Assistant Treasurer for JCC from December 1997 to August 2002.

James P. Goff has served as Director of Research of JCM since January 2002. He is also a member of the Company's Executive Committee. He previously served as a portfolio manager of Janus' mid-cap growth products, including Janus Enterprise Fund, separate accounts, sub-advised funds and the institutional commingled fund in the mid-cap growth discipline. Mr. Goff was also previously co-manager of Janus Venture Fund and a research analyst. Prior to joining Janus in 1988, he was an associate analyst at Fred Alger Management. Mr. Goff holds the Chartered Financial Analyst designation.

Scott S. Grace has served as Treasurer since June 2006 and as Senior Vice President since July 2008. He previously served as Vice President from June 2006 to July 2008. Before joining Janus, he was a senior associate in Morgan Stanley's Global Financial Services Group from July 2000 to April 2003. From July 1998 to June 2000, he was a senior associate with BMO Nesbitt Burns' Financial Services Group in Toronto, Canada.

Kelley A. Howes has served as Executive Vice President of the Company since January 2008, Chief Administrative Officer since May 2008 and General Counsel and Secretary since March 2007. She is also a member of the Company's Executive Committee, and a member of the Board of Directors of ICI Mutual Insurance Company. From March 2007 to January 2008 she served as Senior Vice President. For JCM (and JCC prior to the formation of JCM), she served as Senior Vice President from August 2004 to March 2007 and General Counsel from February 2004 to March 2007. She previously served as Vice President from December 1999 to August 2004. Ms. Howes served as a member of the Board of Directors of JCC from February 2002 to May 2002. She also served as President and CEO of Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (collectively, "Domestic Funds") from January 2006 to February 2007, General Counsel of the Domestic Funds from March 2004 to December 2005, Vice President and Secretary from December 1999 to December 2005 and Assistant General Counsel from December 1999 to February 2004.

Dominic C. Martellaro has served as Executive Vice President and Managing Director of Janus Global Advisors of the Company and JCM since February 2005. He is also a member of the Company's Executive Committee. He served as Senior Vice President of JCM from August 2004 to February 2005. He previously served as Managing Director at Front Point Partners from March 2003 to August 2004 and at Morgan Stanley Investment Management from December 1995 to March 2003.

R. Gibson Smith has served as Executive Vice President and Co-CIO of JCM since November 2006. In addition to his Co-CIO duties, he is portfolio manager of the High Yield discipline and co-portfolio manager of the Flexible Bond discipline and the Balance discipline, and is a member of the Company's Executive Committee. He previously served as the portfolio manager of the Short Duration discipline from July 2003 to May 2007. From 2001 to 2003, he served as an analyst and assistant portfolio manager. Prior to joining Janus in January 2001, Mr. Smith worked in the fixed-income division at Morgan Stanley.

 COMPENSATION DISCUSSION AND ANALYSIS

INTRODUCTION

The foundation of Janus' executive compensation programs rests on a strong and direct link to both Company and individual performance. We set specific short- and long-term financial and strategic goals (described below in the section titled "Second Component of Total Compensation – Variable Compensation") and specific individual executive goals to enable us to measure and evaluate that performance. We believe that if we are successful in reaching these performance goals, we will provide long-term benefits to our public and fund shareholders.

There is no question that the last quarter of 2008 adversely affected Janus and the financial services industry. Many of Janus' strategic and operating accomplishments were overshadowed by the impact of declining financial markets on our assets under management ("AUM"), revenues, net income and operating margin. While we took action to mitigate the impact of the market decline, performance against many of our key financial measures (described in "Second Component of Total Compensation – Variable Compensation") fell short of expectations on a full year basis. This occurred despite solid performance against our financial and strategic objectives in the first three quarters of the year. Although our key accomplishments were adversely impacted by the declining financial markets, we continue to believe that Janus is positioned for future growth when the equity markets improve. These factors and management's prompt and effective response to the extreme market conditions weighed heavily on the Compensation Committee's ("Committee") assessment of the Company's overall performance and on its decisions regarding management compensation. Below is a summary of the accomplishments and performance challenges that were factored into the Committee's evaluation of Company performance for 2008.

  2008 Key Accomplishments

  •
  Maintained strong companywide long-term investment performance as of December 31, 2008:1
  –
  74 percent and 79 percent of Janus' equity mutual funds were in the top two Lipper quartiles on a three- and five-year total return basis, respectively.

  –
  Janus ranked 1st, 2nd and 5th among the 20 largest asset managers, based on the percent of funds in the top two Lipper quartiles on a three-, five-, and 10-year total return basis, respectively.

  –
  50 percent of Janus' mutual funds had a 4 or 5 star Morningstar overall rating based on risk-adjusted returns.

  –
  INTECH Investment Management LLC's ("INTECH") relative performance rebounded in 2008 with 56 percent, 100 percent and 100 percent of strategies outperforming their respective benchmarks over the three-, five-, and 10-year periods.

  –
  Perkins Investment Management LLC's ("Perkins") Mid-Cap Value and Small-Cap Value funds ranked in the top 15 percent of their Lipper peer groups on a three- and five-year total return basis.

  –
  Within the fixed income product suite, every fund is in the 1st quartile of its Lipper peer group across the one-, three- and five-year time periods.

  •
  Expanded Janus' and INTECH's product offerings across the international and institutional distribution channels.
  •
  Strengthened the Company's value franchise with the purchase of an additional 50 percent ownership in Perkins, appointed a new Perkins Chief Executive Officer, and launched a large-cap value product.
  •
  Maintained strong annual operating margins of 32.1 percent (compared to 31.3 percent in 2007).

1
Complete Lipper and Morningstar rankings are set forth in Appendix C.

  •
  Completed the sale of Capital Group Partners, Inc., d/b/a Rapid Solutions Group, a printing and fulfillment subsidiary that was not aligned with our core strategic objectives.
  •
  Implemented cost-cutting initiatives in the fourth quarter to better align Janus' cost structure with reduced AUM and revenue and to preserve future earnings power.

  2008 Performance Challenges

  •
  AUM declined to $124.3 billion at December 31, 2008, compared with $206.7 billion at December 31, 2007, primarily due to the significant declines in the equity and fixed-income markets.
  •
  AUM declines caused fourth quarter operating margins to fall to 25.5 percent, compared with 29.0 percent in the fourth quarter 2007.
  •
  Earnings per share declined to $0.86, compared to $1.07 in 2007.
  •
  Fourth quarter earnings per share declined to $0.05, compared with $0.30 for the fourth quarter 2007.
  •
  Long-term net outflows were $0.6 billion, compared with $9.8 billion of net inflows in 2007.
  •
  Janus' short-term investment performance declined, with 41 percent of Janus equity mutual funds ranking in the top two Lipper quartiles on a one-year total return basis as of December 31, 2008, compared with 89 percent as of December 31, 2007.
  •
  Janus encountered difficulties in launching new non-U.S. regional, global-ex and alternative products.
  •
  Actual results fell short of our expectations in increasing our market penetration in Janus-managed institutional products.

As described more fully in the "Elements of Total Compensation" section, our Named Executive Officers are covered under one or more plans as indicated below. Our companywide variable compensation plan ("Executive Variable Compensation Plan") links executives' incentive compensation to Company and individual performance. Our investment-based variable compensation plan ("Investment Variable Compensation Plan") links investment management professionals' incentive compensation to relative investment performance and the level of Janus-managed assets and assets managed by individual portfolio managers.

Our Chief Executive Officer ("CEO," Gary D. Black) and our Chief Financial Officer ("CFO," Gregory A. Frost) are covered under the Executive Variable Compensation Plan. Our Director of Research (James P. Goff) is covered under the Investment Variable Compensation Plan. Our Co-Chief Investment Officers ("Co-CIOs," Jonathan D. Coleman and R. Gibson Smith) are covered under both the Executive Variable Compensation Plan and the Investment Variable Compensation Plan.

Given our commitment to link executive compensation to performance, and in light of the weakening in our Company's 2008 financial performance, the Committee reduced payouts by an average of approximately 20 percent for Gary D. Black, Gregory A. Frost, Jonathan D. Coleman, R. Gibson Smith and James P. Goff (our "Named Executive Officers") as compared to their 2007 variable compensation. Overall payouts to our Co-CIOs under our Investment Variable Compensation Plan increased slightly in 2008 from 2007 due to strong investment performance or increased AUM levels in the funds managed by each of the Co-CIOs; however, this investment-based compensation is projected to fall significantly in 2009 based on material declines in individually managed asset levels.

Variable Compensation Awards (in 000's)

	Executive Plan			Investment Plan				Total Incentives (1)

	2008	2007	% Chg.	2008	2007		% Chg.	2008	2007	% Chg.

Gary D. Black	$5,980	$8,900	-33%	–	–		–	$5,980	$8,900	-33%

Gregory A. Frost	$910	$1,150	-21%	–	–		–	$910	$1,150	-21%

Jonathan D. Coleman	$2,500	$3,500	-29%	$4,291	$3,961		8%	$6,791	$7,461	-9%

R. Gibson Smith	$2,500	$3,500	-29%	$4,070	$4,154	(2)	-2%	$6,570	$7,654	-14%

James P. Goff	–	–	–	$3,750	–		–	$3,750	–	–

(1)
Total Incentive awards to the Named Executive Officers include a mix of cash and long-term incentive ("LTI") awards that are more fully described below in "Elements of Total Compensation" and "2008 Total Compensation for the Named Executive Officers."
(2)
Amounts immaterially differ from the amounts presented in the 2008 Proxy Statement due to the use of estimates in the 2008 Proxy Statement rather than the amounts actually paid.

The strong market headwinds going into 2009 will make it difficult to maintain the financial performance achieved over the last several years. In light of this, we have reduced our Named Executive Officers' variable compensation payout targets for 2009. We expect our Named Executive Officers' actual compensation will be further reduced in 2009 in comparison to 2008 if current market conditions do not improve.

PAY GOVERNANCE AND DECISION-MAKING

Compensation Committee.    The Committee is the governing body overseeing compensation paid to our Named Executive Officers and determines the level and form of compensation paid to our Named Executive Officers. The Committee is composed of six independent outside directors who are responsible for making objective determinations relating to compensation design, executive performance evaluations and compensation payouts.

Each year, with guidance from senior management and the Committee Consultant (described below), the Committee establishes the following overall compensation structure:

  •
  The Company performance-based criteria that must be achieved before the variable compensation pool for Named Executive Officers can be funded in accordance with Section 162(m) of the Internal Revenue Code (as described below under "Compliance with Section 162(m) and Other Tax Matters").
  •
  The potential levels of funding of the variable compensation pool based on that year's financial goals and key strategic objectives (known as the "Company Performance Multiplier").
  •
  The variable compensation levels and maximum payouts for each Named Executive Officer.
  •
  Each Named Executive Officer's individual performance objectives (known as the "Individual Performance Multiplier").
  •
  The actual level of funding based on the Company's performance against the financial goals and key strategic objectives approved by the Committee at the beginning of each year (for 2008, the financial goals and strategic objectives are described below under "2008 Company and Individual Performance Measures"); provided that the Committee retains the discretion to also take into consideration extraordinary events, changes in the industry, our employees' overall efforts or contributions, the degree of difficulty in meeting financial goals and strategic objectives, market conditions and other factors that may impact executive and employee retention.

The Committee considers several factors when determining each Named Executive Officer's targeted and actual total compensation (base salary plus variable compensation) including, but not limited to:

  •
  Market data from the broader investment management industry and Janus' peer group (described in the subsection titled "Compensation Comparisons to a Peer Group"); where appropriate, market data is adjusted up or down to reflect differences in the scope of a position, the complexity of the company and other relevant characteristics.
  •
  Individual performance, experience, skill, contribution to Janus and the anticipated level of difficulty in finding a replacement for the position.
  •
  Tally sheets, which detail all components of each Named Executive Officer's compensation, including salary, bonus and long-term incentive (or "LTI") compensation, the benefit and cost of all perquisites and other personal benefits, and the actual projected payout obligations under several potential severance and change in control scenarios, including death, disability, retirement, voluntary termination, and termination with and without cause.
  •
  Wealth accumulation analysis, which illustrates the past, present and future values of compensation generated from past and future LTI awards using various stock price assumptions.
  •
  The mix of cash and LTI as well as the mix of LTI vehicles (Janus equity and mutual funds).
  •
  The Committee Consultants' advice and recommendations.

On an annual basis, the Compensation and the Nominating committees collaborate, solicit input from the Board and evaluate the performance of Janus' CEO to determine his actual total compensation.

Compensation Consultants.    The Committee relies in part on advice from compensation consultants. In 2008 and 2009, the Committee's primary compensation consultant has been McLagan Partners (the "Committee Consultant"). The Committee also received advice and guidance from Johnson Associates, Inc. during the 2008 year-end compensation process. The Committee Consultant provides an objective perspective and comprehensive comparative data on the financial services industry, which enhances the quality of the Committee's decisions. During 2008, the Committee Consultant provided the Committee with market compensation data and information about pay trends primarily within the financial services industry and assisted the Committee with analyses and recommendations relating to Janus' various compensation programs. The Committee Consultant also provides Janus' human resources department with comparative compensation data that the CEO and the human resources department use to evaluate and recommend compensation targets and payouts to the Committee.

Janus Management.    Management assists the Committee by providing information and recommendations on Janus' various compensation programs. At the beginning of each year, the CEO, in conjunction with Janus' human resources department and other key leaders within Janus, recommends to the Committee the financial goals and key strategic objectives for the Company. After the end of each year, management presents the Committee with its evaluation of the Company's performance against the established goals and objectives. The CEO evaluates the individual performance of each member of the senior management team ("Executive Committee") and recommends levels of compensation to the Committee for review and approval.

PHILOSOPHY AND OBJECTIVES OF EXECUTIVE COMPENSATION

The compensation of all Janus executives depends on a combination of Company and individual performance. We believe that the compensation of our most senior executives, those who have the greatest ability to influence Janus' performance, should be primarily performance-based – an approach that reinforces alignment of interests between our executives and our public and fund shareholders. Reflecting this belief, variable compensation in 2008 represented (on average) more than 85 percent of our Named Executive Officers' 2008 total compensation. We are willing to provide above-market compensation for strong levels of performance, and likewise, we are willing to provide below-market compensation for weaker performance. This means that actual payouts can vary significantly from year to year.

Consistent with our philosophy, our executive compensation programs are designed to:

  •
  Align the interests of our executives with those of our public and fund shareholders
  •
  Attract, motivate and retain highly qualified executives and other key talent
  •
  Reward strong performance against financial and strategic objectives over the short and long term
  •
  Maintain competitive target compensation levels

COMPENSATION COMPARISONS TO A PEER GROUP

We review both a broad sampling of asset management companies and a more select peer group to determine the appropriateness and competitiveness of our compensation programs. The Committee Consultant annually recommends the composition of the competitive peer group to the Committee, which then reviews and discusses such proposed peer group with management. Factors used when determining the appropriateness of the peer group companies include, but are not limited to, each competitor's performance, profitability, size, organizational structure and business model. The Committee used the following 14-company peer group when considering 2008 actual compensation levels and the 2009 target compensation opportunities for Named Executive Officers:

Company	AUM ($bbs) (12/31/2007)	AUM ($bbs) (12/31/2008)

AllianceBernstein L.P. (1)	$800.4	$ 462.0

Franklin Templeton Investments (1)	643.7	416.2

Morgan Stanley Investment Management	555.1	Not Available

Invesco Ltd.	500.1	357.2

Western Asset Management Co.	455.5	513.3

T. Rowe Price Associates, Inc. (1)	400.0	276.3

OppenheimerFunds, Inc.	261.7	Not Available

Neuberger Investment Management	214.0	Not Available

Janus Capital Group	206.7	123.5

MFS Investment Management	199.6	134.0

Putnam Investments	186.1	105.7

Nuveen Investments	164.3	Not Available

Lincoln Financial Corp./Delaware Investments	152.8	120.2

Eaton Vance Management	127.0	124.9

American Century Investments	102.4	70.1

    (1)
    Considered in benchmarking pay for all Named Executive Officers except for the CEO position

ELEMENTS OF TOTAL COMPENSATION

Our executive compensation program generally consists of three key elements: (i) fixed compensation (i.e., base salary); (ii) variable compensation, which includes both cash and LTI compensation; and (iii) benefits and perquisites. These key elements are summarized in the following table and are described more fully below.

Compensation Element	Objective	Features

Base Salary	Provides a minimum, fixed level of cash compensation to executives.	Represents a relatively low percentage of total compensation. Criteria considered when establishing base salaries:
• Job responsibilities and experience
• Tenure and sustained performance
• Internal equity among executive peers
• Advice from the Committee Consultant
(See "2008 Total Compensation for the Named Executive Officers").

Variable Compensation (highlights)	Provides executives with additional compensation linked directly to Company and individual performance.	Represents the largest component of total compensation.

This component of compensation can vary significantly from year to year based on Company and individual performance compared with preset financial and strategic objectives. For the Co-CIOs and the Director of Research, variable compensation includes Company, individual and investment-related compensation (as described below in "Investment-based Variable Compensation").

Variable Cash	The cash component recognizes executives for current year Company and individual performance.	Cash bonuses are awarded annually in a lump sum following the close of each fiscal year.

Variable LTI	The initial value of the LTI component recognizes executives for current year Company and individual performance. However, because such awards are subject to multi-year vesting, their actual payout value will vary based on future fund and Company performance.	LTI awards are granted annually based on current year performance and are subject to three or four-year vesting periods.

Designed to align the interests of the Named Executive Officers with the interests of public and fund shareholders. Typically granted in a mix of:
• 50% Janus equity (half restricted stock and half stock options)
• 50% Janus mutual fund units

Benefits and Perquisites	Provides executives with health, welfare and retirement benefits.	Benefits and perquisites offered to Named Executive Officers are consistent with those provided to all Janus employees. (See "Benefits and Perquisites").

First Component of Total Compensation – Fixed Compensation

Each Named Executive Officer receives a base salary that provides a minimum, fixed level of cash compensation. Other than for our CFO, 2008 base salaries were the same as 2007 base salaries. In January 2008, the Committee approved an adjustment to our CFO's base salary. When it approved this adjustment, the Committee considered the following factors:

  •
  Increases in the executive's job responsibilities
  •
  Sustained individual performance
  •
  Internal equity among the non-investment members of the Executive Committee
  •
  Competitive market data from the peer group companies
  •
  Advice and guidance from the Committee Consultant

		Base Salary (in 000's)

	Position	2008	2007

Gary D. Black	Chief Executive Officer	$800	$800

Gregory A. Frost	Chief Financial Officer	$400	$350

Jonathan D. Coleman	Co-Chief Investment Officer	$500	$500

R. Gibson Smith	Co-Chief Investment Officer	$500	$500

James P. Goff	Director of Research	$500	$500

Second Component of Total Compensation – Variable Compensation

Our Named Executive Officers' target variable compensation awards (excluding compensation derived from the Investment Variable Compensation Plan) are defined based on competitive compensation data gathered from the peer group companies, advice from the Committee Consultant, and other factors determined by the Committee. Actual awards can vary significantly from year to year and from executive to executive based on Company, individual and team performance as measured against established qualitative and quantitative criteria. After the end of the year and after certifying the Company achieved the performance-based criteria in accordance with Section 162(m) of the Internal Revenue Code (as described below under "Compliance with Section 162(m) and Other Tax Matters"), the Committee determines the actual variable compensation payouts (generally excluding compensation derived from the Investment Variable Compensation Plan) based on the final Company Performance Multiplier and the final Individual Performance Multiplier. The Committee believes that the performance criteria established under Janus' variable compensation programs provide appropriate incentives for the Named Executive Officers to maximize public and fund shareholder value and that the performance criteria do not provide incentives for Named Executive Officers to take inappropriate risk to enhance their own personal benefit at the potential expense of public and fund shareholders.

The following table illustrates how the Company and Individual Performance Multipliers can impact actual variable compensation awards:

Example:	Scenario #1	Scenario #2
	At Target Performance	Illustrative Actual Performance
Target Variable Compensation Award	$1,000,000	$1,000,000
x Company Performance Multiplier	100%	65%
x Individual Performance Multiplier	100%	110%

= Actual Variable Compensation Award	$1,000,000	$715,000

For 2008 performance, the Named Executive Officers' total variable compensation awards were generally split 50 percent cash and 50 percent LTI under our Executive Variable Compensation Plan, and were generally split 67 percent cash and 33 percent LTI under the Investment Variable Compensation Plan (with Mr. Goff's awards being split 60 percent cash and 40 percent LTI). The differences in cash and LTI allocations are primarily driven by the terms of the individual compensation programs and market data from our peer group.

  Variable Cash Compensation.    The Named Executive Officers' variable cash compensation is paid in accordance with the Janus Management Incentive Compensation Plan ("2008 Management Plan"). The 2008 Management Plan was approved by our public shareholders in 2008 and identifies the performance criteria that we can use in setting variable cash compensation for selected officers and employees. The 2008 Management Plan is important because it permits Janus to deduct performance-based cash compensation over $1 million that is paid to the Named Executive Officers in accordance with the 2008 Management Plan.

  Variable LTI Compensation.    At Janus, LTI compensation awards to senior management include a mix of restricted stock, stock options and Janus mutual fund units. Generally, the target mix of LTI for our Named Executive Officers is fixed at 50 percent Janus equity (half restricted stock and half stock options) and 50 percent Janus mutual fund units. We believe the combination of Janus equity and mutual fund units aligns the interests of our Named Executive Officers with those of both our public and fund shareholders. The Committee may in the future adjust the mix of LTI awards or approve different award types as part of the overall LTI awards for senior management. The annual LTI awards granted in 2008 are subject to a three-year vesting schedule and, unlike previous years' grants, will not be subject to accelerated vesting based on Company performance. The annual LTI awards granted in 2009 are subject to a four-year vesting schedule and will also not be subject to accelerated vesting based on Company performance.

  Investment-based Variable Compensation.    Investment-based variable compensation is paid to the Co-CIOs and the Director of Research to recognize their individual investment performance as portfolio managers. This component of compensation from the Investment Variable Compensation Plan is generally determined quarterly, and is delivered in a combination of cash (paid quarterly with a potential additional award paid annually) and LTI (awarded annually). The Investment Variable Compensation Plan pool is funded based on a percentage of the revenues derived from assets managed by Janus' Denver-based investment personnel ("Janus-managed") and excludes revenues from our subsidiaries. The pool is then adjusted based on the investment performance of Janus-managed assets.

2008 COMPANY AND INDIVIDUAL PERFORMANCE MEASURES

2008 Company Performance.    As mentioned above, both Company and individual performance have a direct impact on the compensation paid to the Named Executive Officers. Company performance is measured first against Section 162(m) performance-based funding criteria (as described below under "Compliance with Section 162(m) and Other Tax Matters"), and then against Company financial goals and key strategic objectives. The performance criteria, financial goals and strategic objectives are established by the Committee at the beginning of each year. Performance against these financial goals and key strategic objectives determine the level of funding for the 2008 variable compensation pool. The financial goals and key strategic objectives were weighted equally in 2008 to reflect the Committee's view that the performance of financial goals and strategic objectives are equally important determinants of shareholder value. Based on the different potential levels of performance, the Committee then determines the funding level within a range of zero percent to 200 percent of the target funding level.

  2008 Financial Performance Goals (50 percent weight).    In January of 2008, the Committee approved the following two Company financial performance measures for 2008: operating margin of the investment management business (ranging from less than 28 percent to greater than 36 percent) and long-term net flows (ranging from negative net flows to greater than $12 billion).

  2008 Key Strategic Objectives (50 percent weight).    In January of 2008, the Committee also approved the following key strategic objectives for 2008 and designated a weighting to each as follows:

Category	2008 Key Strategic Objective	Weighting

Investment Performance	Maintain consistent, strong investment performance in Janus-affiliated mutual funds	30%

Distribution	Expand our institutional, intermediary and international distribution channels	30%

Product	Leverage and expand the product line	20%

Branding	Strengthen our overall image	10%

Human Capital	Continue to enhance the alignment of interests between Janus employees and shareholders	10%

2008 Individual Performance.    At the beginning of each year, based on recommendations from the CEO and Janus' human resources department, individual performance objectives are established and approved by the Committee for each Named Executive Officer. A summary of 2008 individual performance objectives is provided below:

  Chief Executive Officer

  The annual variable compensation paid to Mr. Black under our Executive Variable Compensation Plan is based on performance relative to the following: (i) financial goals (e.g., net flows, earnings per share, profit margins) and (ii) key initiatives (e.g., international and alternative product launches, sales, marketing and brand campaigns, investment performance, leadership, teamwork and succession planning).

  Chief Financial Officer

  The annual variable compensation paid to Mr. Frost under our Executive Variable Compensation Plan is based on performance relative to the following: (i) strategic initiatives (e.g., corporate transactions, cost reductions, capital plan management, and leadership of the finance, information technology and corporate services departments), and (ii) effectiveness as a member of the Executive Committee (e.g., teamwork and leadership).

  Co-Chief Investment Officers

  As described in the "Introduction" section, our Co-CIOs are paid under two pay programs: our Executive Variable Compensation Plan for their responsibilities in managing the investment teams at Janus, and the Investment Variable Compensation Plan in connection with their portfolio management duties. The annual variable compensation paid to Messrs. Coleman and Smith under our Executive Variable Compensation Plan is based on performance relative to the following: (i) investment performance, (ii) net long-term flows, (iii) investment team goals (e.g., risk management, leadership, professional development, employee retention, succession planning), and (iv) corporate goals (e.g., product launches, sales support, teamwork, leadership and effectiveness as a member of the Executive Committee).

  The variable compensation paid to our Co-CIOs under the Investment Variable Compensation Plan is based on one-, three- and five-year relative performance as compared to applicable Lipper peer groups (or similar peer group), with the majority weighted toward three- and five-year performance. The Co-CIOs receive quarterly compensation payments based on the performance of the portfolios they manage, and are also eligible to receive an annual bonus based on investment-based teamwork, mentoring, sales contributions and client relationship management.

  Director of Research

  The variable compensation paid to Mr. Goff under our Investment Variable Compensation Plan is based on the following performance criteria: (i) quarterly compensation payments based on the performance of the portfolios he manages, (ii) quarterly compensation payments based on the investment performance of Janus-managed products, (iii) annual compensation based on firmwide net flows, and (iv) an annual bonus based on the achievement of key strategic objectives (e.g., research process continuous improvement, sales support, leadership, recruitment, teamwork, professional development and employee retention).

2008 ACTUAL PERFORMANCE USED TO DETERMINE VARIABLE COMPENSATION

2008 Evaluation of Actual Company and Individual Performance.    After certifying that the Company achieved its performance-based criteria in accordance with Section 162(m) of the Internal Revenue Code (as described below under "Compliance with Section 162(m) and Other Tax Matters"), the Committee determined the Executive Variable Compensation Plan be funded at 65 percent of target levels, which was a 45.8 percent reduction from the 2007 funding levels of 120 percent of target levels.

  2008 Financial Performance Goals (50 percent weight).    While we fell short of our 2008 financial goals, overall financial performance was competitive in comparison to our peer group. Our investment management operating margin was relatively strong, closing the year at 32.1 percent as compared to 31.3 percent in 2007. However, our long-term net flows fell short of our expectations, with $0.6 billion in outflows as compared to net inflows of $9.8 billion in 2007.

  2008 Key Strategic Objectives (50 percent weight).    Despite our disappointment regarding our 2008 financial performance, we believe that we made significant progress toward reaching and/or exceeding many of our strategic objectives that should position Janus for future growth when the equity markets improve. (Our key accomplishments are more fully described in the "Introduction" section of the "Compensation Discussion and Analysis" section.)

  After determining the Company Performance Multiplier of 65 percent, the Committee then evaluated the performance of each Named Executive Officer with consultation from the CEO, Janus' human resources department and the Committee Consultant. Differences in the individual Named Executive Officers' actual variable compensation payouts can be attributed to variances in each Named Executive Officer's compensation levels and performance against his or her individual performance objectives. Highlights of each Named Executive Officer's 2008 accomplishments are summarized below. These accomplishments were considered when the Committee determined each Named Executive Officer's final variable compensation awards for 2008.

    Gary D. Black, Chief Executive Officer.    In 2008, Mr. Black positioned the Company to withstand sustained market challenges in 2009 and to rebound once financial markets recover. Under Mr. Black's leadership, the Company: (i) continued to expand Janus' non-U.S. business, posting long-term net flows of $1.7 billion in 2008 in this channel; (ii) drove product enhancements throughout the Company; (iii) strengthened its value franchise under the Perkins brand; and (iv) created succession plans for Executive Committee members and key investment positions. Mr. Black's leadership, experience and quick actions were critical to Janus' success in navigating the final quarter of 2008.

    Gregory A. Frost, Chief Financial Officer.    In addition to his responsibilities as the Chief Financial Officer, Mr. Frost oversees information technology and corporate services. These responsibilities were transitioned to Mr. Frost upon the departure of Janus' former Chief Operating Officer in early 2008. Due to the increase in responsibilities, Mr. Frost's 2008 total compensation target increased from $1.4 million to $1.8 million. During 2008, Mr. Frost successfully led several large corporate transactions, adjusted the Company's capital plan to meet the changes in the business environment, and was instrumental in directing the Company's swift response to the market crisis, including helping to implement expense management initiatives that will yield significant short- and long-term savings.

    Jonathan D. Coleman and R. Gibson Smith as Co-Chief Investment Officers.    The Co-CIOs oversee the investment teams at JCM and also act as portfolio managers for several funds. Despite short-term investment underperformance of several Janus-managed portfolios, Janus continues to deliver strong long-term investment performance as of December 31, 2008, under the Co-CIOs' leadership, with 74 percent, and 79 percent of Janus-managed mutual funds outperforming peers on a three- and five-year total return basis, respectively. The Co-CIOs helped build the Company's regional investment presence and capabilities in non-U.S. markets, as well as expand the Company's global and international product capabilities.

      •
      Jonathan D. Coleman as Portfolio Manager.    Mr. Coleman assumed portfolio manager responsibility of the Janus Fund and its equivalents (as of the fourth quarter 2007), which have significantly more assets under management than the portfolios for which he was previously responsible. Mr. Coleman's one-year investment performance for the Janus Fund and its equivalents has been slightly above median relative to the Lipper peer groups, with three- and five-year investment performance relative to the Lipper peer groups being more favorable. The increased level of AUM mitigated the overall impact to Mr. Coleman of variable compensation reductions made in 2008 to our Named Executive Officers. While Mr. Coleman is also eligible to receive an annual bonus for performance under the Investment Variable Compensation Plan, the Committee determined that his total 2008 compensation was appropriate relative to overall Company performance and market conditions. As a result, no annual bonus was given.

      •
      R. Gibson Smith as Portfolio Manager.    Mr. Smith acts as a portfolio manager for the Janus Balanced Fund, Janus High Yield Fund and the Janus Flexible Bond Fund. All three funds delivered strong investment performance as of December 31, 2008. Janus Balanced Fund and Janus Flexible Bond Fund carried five-star overall ratings from Morningstar, Janus High Yield Fund has a four-star rating. The funds also have strong Lipper rankings as of December 31, 2008: (i) Janus Balanced Fund ranked in the 4th, 5th and 3rd percentile of its Lipper peer group over the one-, three- and five-year time periods, respectively; (ii) Janus Flexible Bond Fund ranked in the 7th, 6th and 8th percentile of its Lipper peer group over the one-, three- and five-year time periods, respectively; and (iii) Janus High Yield Fund ranked in the 12th, 9th and 11th percentile of its Lipper peer group over the one-, three- and five-year time periods, respectively. While Mr. Smith is also eligible to receive an annual bonus for performance under the Investment Variable Compensation Plan, the Committee determined that his total 2008 compensation was appropriate relative to overall Company performance and market conditions. As a result, no annual bonus was given.

    James P. Goff, Director of Research.    As the Director of Research, Mr. Goff oversees the research team and operates as the portfolio manager of the Janus Global Research Fund and Janus Research Fund. Although one-year investment performance for the Janus Global Research Fund and the Janus Research Fund is below expectations, Mr. Goff has maintained favorable three-

    and five-year (as applicable) investment performance relative to the Lipper peer groups. Mr. Goff plays a key role in our ongoing commitment to investment research and performance, and worked closely with the Co-CIOs in leading the investment department in 2008. During late 2007 and 2008, Mr. Goff successfully recruited several strong analysts, helped prepare and transition several analysts to portfolio manager roles, and leveraged the research portfolio platform to create numerous products.

2008 TOTAL COMPENSATION FOR THE NAMED EXECUTIVE OFFICERS

The following table summarizes the Committee's assessment of the aggregate amounts earned by each of the Named Executive Officers in 2008 (in 000's), including LTI awards granted in 2009 for services provided in 2008 and excluding the vesting of LTI awards from prior years. These amounts may not conform to the "Summary Compensation Table" (see page 40) and other tables included within this Proxy Statement, which are presented in accordance with SEC guidelines. As more fully described above in the "Elements of Total Compensation" section, compensation derived from the Investment Variable Compensation Plan is an important component of the Co-CIOs' and Director of Research's overall compensation, and may cause significant differences in the overall compensation paid to our Named Executive Officers.

Name	Base Salary	Incentive Cash Comp (a)	Restricted Stock (b)	Stock Options (b)	Mutual Fund Units (c)	Dividends, Benefits & Perquisites	Total Annual Comp (d)	Total Comp excluding dividends, benefits & perquisites

Gary D. Black	$800	$2,990	$748	$748	$1,494	$216	$6,996	$6,780

Gregory A. Frost	$400	$455	$114	$114	$227	$34	$1,344	$1,310

Jonathan D. Coleman	$500	$4,125	$666	$666	$1,334	$34	$7,325	$7,291

R. Gibson Smith	$500	$3,977	$648	$648	$1,297	$34	$7,104	$7,070

James P. Goff	$500	$2,396	$338	$338	$678	$34	$4,284	$4,250

(a)
Amounts in the Incentive Cash Compensation column represent the amount earned in 2008, but paid in 2009.
(b)
Amounts in the Restricted Stock and Stock Options columns represent the amount of equity-based incentive compensation earned in 2008, but granted in 2009.
(c)
Amounts in the Mutual Fund Units column represent the amount of non-equity incentive compensation earned in 2008, but paid in 2009.
(d)
The columns labeled Incentive Cash Compensation, Restricted Stock, Stock Options, Mutual Fund Units and Total Annual Compensation include the following investment-based compensation paid to the Co-CIOs and Director of Research (in 000's):

Name	Cash	LTI	Total

Jonathan D. Coleman	$2,875	$1,416	$4,291

R. Gibson Smith	$2,727	$1,343	$4,070

James P. Goff	$2,396	$1,354	$3,750

OWNERSHIP GUIDELINES AND LTI ADMINISTRATION

Ownership Guidelines.    The Committee has established Janus equity and mutual fund ownership guidelines for executive officers of Janus and key employees of Janus affiliates, including those named in the "Executive Compensation – Summary Compensation Table." All of the Named Executive Officers are expected over time to acquire and hold Janus equity (common stock and in-the-money stock options) and Janus-affiliated mutual funds equal to four times their annual base salary compensation (two times in Janus equity and two times in Janus-affiliated mutual funds). Prior to the fourth quarter 2008, all Named Executive Officers were on track to satisfy these ownership guidelines within the expected timeline. However, with the significant financial market declines and resulting impact on our stock price, we will be evaluating the desirability of extending the expected timeline or revising the calculation methodology during 2009.

LTI Grant Procedures.    All LTI awards are granted pursuant to written grant procedures that are designed to ensure compliance with all legal and regulatory requirements. Our practice is to determine the dollar amount of LTI compensation that we want to provide each Named Executive Officer and then grant (i) a number of shares of restricted stock that have a fair market value equal to the dollar amount of designated LTI compensation on the date of grant; (ii) a number of stock options that have an exercise or strike price equal to the fair market value on the date of grant and using a Black-Scholes stock option valuation model to calculate the value of each stock option; and (iii) a dollar value for each mutual fund unit award.

EMPLOYMENT AGREEMENTS

None of our Named Executive Officers currently has a formal written employment agreement. During 2008, Messrs. Black, Coleman and Smith were the only Named Executive Officers who were employed under written employment agreements. Janus entered into these employment agreements to help promote leadership stability in the CEO and investment management functions. However, as announced on April 2, 2008, for Mr. Black and November 12, 2008, for Messrs. Coleman and Smith, these Named Executive Officers decided to forgo the renewal of their respective employment agreements and entered into individual severance rights agreements. By forgoing the renewal of their employment agreements, Messrs. Black, Coleman and Smith elected to better align themselves with our other non-investment senior executives who do not have written employment agreements, while continuing their current severance protections in certain termination of employment events. The terminated written employment agreements and the severance rights agreements that replaced these employment agreements are more fully described in the sections titled "Employment Agreements with Named Executive Officers" and "Termination and Change in Control Arrangements with Named Executive Officers."

SEVERANCE AND CHANGE IN CONTROL AGREEMENTS

Severance Guidelines.    We believe that Janus should provide reasonable severance benefits to employees whose employment is involuntarily terminated without individual performance issues. Severance benefits provide Janus an opportunity to obtain a release of legal claims and enforce additional covenants (such as non-compete and non-solicitation clauses), which help secure the future performance of Janus. The severance benefits provided to senior management are intended to reflect the fact that it may be difficult for employees to find comparable employment within a short period of time. A description of the severance rights of each Named Executive Officer is outlined below in the section titled "Termination and Change in Control Arrangements with Named Executive Officers."

Change in Control.    Change in control benefits for key executives reduce the reluctance that executives may feel when pursuing potential change in control transactions that are in the best interest of Janus' public shareholders, but that may have a negative impact on their own employment situation. Relative to the overall value of Janus, these potential change in control benefits are reasonable and consistent with the general practice among our peers based upon information provided by our outside legal counsel and Committee Consultant. These benefits are based on a "double trigger" approach and only arise if there is a material negative change to employment arising from, or within two years after, a change in control of Janus. A description of the change in control severance rights of each Named Executive Officer is outlined below in the section titled "Termination and Change in Control Arrangements with Named Executive Officers."

PERQUISITES AND OTHER BENEFITS

We annually review the perquisites for Named Executive Officers. In addition to providing the opportunity to participate in the Executive Income Deferral Program (described below) and offering certain change in control protections, we generally provide broad-based perquisites to our executives that are similar to (if not the same as) those offered to other Janus employees. Although some of our competitors may provide their executives with special perquisites, we believe that it is sufficient to retain top executive and investment talent by providing above-market total compensation targets and above-market welfare and retirement benefits that reward strong individual performance and work experience. Currently, our Named Executive Officers and all other full-time employees participate in the following benefit programs:

  •
  Medical, dental and vision insurance
  •
  Life insurance and short- and long-term disability insurance
  •
  Charitable gift matching by Janus of up to $10,000 per employee per year (temporarily suspended for 2009)
  •
  401(k) contribution match of up to 3 percent of eligible compensation, vested immediately
  •
  Employer contributions to a profit-sharing plan and an employee stock ownership plan
  •
  Relocation reimbursement, which is grossed up for taxes and is individually negotiated when an employee is hired
  •
  Occasional allowances for business travel and transportation under certain circumstances
  •
  As necessary from time to time, security or personal protection services arising from his or her role as an executive of Janus

Janus also offers a tax-deferred compensation program to key executives and directors. Under the Janus Executive Income Deferral Program, the Named Executive Officers and other executives of the Company and its affiliates may elect to defer payment of up to 50 percent of their base salary, all or a portion of their annual cash bonus (and commissions, if applicable) and all or a portion of any restricted stock awards. None of the Named Executive Officers elected to participate in this deferral program in 2008 or 2009.

COMPLIANCE WITH SECTION 162(m) AND OTHER TAX MATTERS

Section 162(m) of the Code generally disallows a tax deduction to public corporations for compensation greater than $1 million paid in any one fiscal year to a corporation's chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met.

Janus generally structures variable compensation programs to achieve tax deductibility under Section 162(m). To facilitate the objective that variable compensation paid to executives subject to Section 162(m) will be deductible by Janus, the specified performance thresholds for funding under the executive total variable compensation plan must be satisfied before the plan is funded and individual payments are made. For 2008, the Committee established the following Company performance criteria to determine whether or not the variable compensation pool for the Named Executive Officers would be funded: (i) adjusted operating margin for the investment management business exceeding 20 percent; or (ii) adjusted return on equity exceeding 5 percent. As described under "2008 Actual Performance Used to

Determine Variable Compensation," the Committee certified that such performance criteria were achieved before it determined the amount of any payouts to Named Executive Officers.

The Committee will strive to preserve the deductibility of executive compensation under Section 162(m); however, the Committee reserves the flexibility to take actions that may be based on considerations in addition to tax deductibility. The Committee believes that shareholder interests are best served by allowing the Committee discretion and flexibility in crafting compensation programs, even though such programs may result in certain non-deductible compensation expenses. Accordingly, the Committee may from time to time approve components of compensation for certain officers that are not deductible.

In early 2009, the Committee revised the Company's pay practices related to tax "gross-up" payments. Change in control arrangements with newly eligible officers will no longer provide for tax gross-ups by the Company on excise tax payments triggered by severance payments. As more fully described in the section titled "Termination and Change in Control Arrangements with Named Executive Officers," current change in control agreements provide that if any payment or benefit due and payable under the agreement causes any excise tax imposed by Section 4999 of the Code to become due and payable by an officer, Janus has agreed to pay such impacted executive a "gross-up" payment so that he or she is in the same after-tax position as he or she would have been had the excise tax not been payable. Assuming for purposes of this calculation that the Named Executive Officers' employment was terminated after a change in control of Janus and Janus' stock price was $8.03 per share (all LTI awards accelerate upon a change in control), Messrs. Gregory A. Frost and R. Gibson Smith are the only Named Executive Officers who, as of December 31, 2008, potentially would have been subject to such excise tax upon a change in control of Janus and subsequent termination of employment. Based on this calculation, Janus would pay approximately an additional $2,050,000 in tax gross-ups.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Committee of the Board is primarily responsible for reviewing, approving and overseeing Janus' compensation plans and practices, and works with management and the Committee Consultants to establish Janus' executive compensation philosophy and programs. The Committee is composed entirely of independent directors, as defined under our Corporate Governance Guidelines and the NYSE Listing Standards. The members of the Committee at the end of the 2008 fiscal year were Jock Patton (Chairman), Timothy K. Armour, Paul F. Balser, G. Andrew Cox, Jeffrey J. Diermeier and Robert Skidelsky.

The Committee has reviewed and discussed the "Compensation Discussion and Analysis" section with management. Based upon this review and discussion, the Committee has recommended to the Board that the "Compensation Discussion and Analysis" section be included in this Proxy Statement.

Respectfully,

Members of the Compensation Committee

  Jock Patton, Chairman
  Timothy K. Armour
  Paul F. Balser
  G. Andrew Cox
  Jeffrey J. Diermeier
  Robert Skidelsky

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table contains information about the compensation that Janus paid during 2008, 2007 and 2006 to the Named Executive Officers during 2008. These amounts may not conform to the summary table under "2008 Total Compensation for the Named Executive Officers," which provides compensation information differently than the information required in the following table in accordance with SEC guidelines.

Name and Principal Position	Year	Salary ($)		Bonus ($)(2)	Restricted Stock Awards ($)(5)	Option Awards ($)(6)	Non-Equity Incentive Plan Compensation ($)(7)	All Other Compensation ($)(8)	Total ($)

Gary D. Black, Chief	2008	$800,000			$396,870	$1,415,216	$3,386,907	$215,673	$6,214,666
Executive Officer (1)	2007	$800,000			$975,457	$1,085,372	$6,315,531	$42,233	$9,218,593
	2006	$800,000			$2,031,104	$3,050,200	$9,089,187	$43,021	$15,013,512

Gregory A. Frost, EVP	2008	$400,000		–	$165,204	$63,428	$655,363	$33,744	$1,317,739
and Chief Financial	2007	$343,177		$100,000	$204,823	$87,988	$863,375	$39,381	$1,638,744
Officer (2)	2006	–		–	–	–	–	–	–

Jonathan D. Coleman,	2008	$500,000			$355,826	$355,814	$4,836,516	$34,219	$6,082,375
EVP and Co-Chief	2007	$500,000			$525,603	$328,139	$5,495,867	$39,929	$6,889,538
Investment Officer of JCM (3)	2006	$800,000	(9)		$1,228,827	$472,189	$4,156,458	$38,265	$6,695,739

R. Gibson Smith, EVP and	2008	$500,000			$283,029	$285,002	$4,534,545	$33,998	$5,636,574
Co-Chief Investment	2007	$500,000			$233,741	$158,963	$5,326,317	$39,371	$6,258,392
Officer of JCM (3)	2006	$1,000,000	(10)		$354,803	$361,729	$1,671,042	$36,668	$3,424,242

James P. Goff, Director of	2008	$500,000			$241,876	$241,860	$2,879,932	$33,683	$3,897,351
Research of JCM (4)	2007	–			–	–	–	–	–
	2006	–			–	–	–	–	–

(1)
Mr. Black served as Chief Investment Officer until November 5, 2006.
(2)
Mr. Frost assumed the role of Chief Financial Officer beginning on March 3, 2007, and was granted a $100,000 promotion bonus.
(3)
Messrs. Coleman and Smith assumed the roles of Executive Vice President and Co-Chief Investment Officer of JCM beginning on November 6, 2006.
(4)
Mr. Goff assumed his role as a member of the Executive Committee on July 1, 2008.

"Summary Compensation Table" footnotes (continued):

(5)
The amounts shown represent the 2008, 2007 and 2006 compensation expense of restricted stock awards granted between 2002 and 2008, as defined in SFAS 123R, which does not include restricted stock granted in 2009 for services provided in 2008. The value of each restricted stock award is determined by multiplying the fair market value of our common stock on the grant date (the average of the high and low trading prices on the grant date) by the number of shares granted.

Year of Grant	Expense Year	Black		Frost	Coleman	Smith	Goff

	2008	–		–	–	–	–
2002	2007	–		$31,538	$203,970	$80,678	–
	2006	–		–	$1,126,840	$322,712	–

	2008	–		–	–	–	–
2003	2007	–		–	–	–	–
	2006	–		–	–	–	–

	2008	–		–	–	–	–
2004	2007	–		–	–	–	–
	2006	$1,566,669		–	–	–	–

	2008	$88,875		$2,187	–	–	–
2005	2007	$327,747		$26,560	–	–	–
	2006	$244,426		–	–	–	–

	2008	$79,989		$8,885	$37,077	$11,655	$37,881
2006	2007	$295,017		$32,749	$136,765	$43,036	–
	2006	$220,009		–	$101,987	$32,091	–

2007	2008	$228,006		$118,991	$119,515	$71,131	$109,452
	2007	$352,693		$113,976	$184,868	$110,027	–

2008	2008	–	(a)	$35,141	$199,234	$200,243	$94,543

	2008	$396,870		$165,204	$355,826	$283,029	$241,876
Total	2007	$975,457		$204,823	$525,603	$233,741	–
	2006	$2,031,104		–	$1,228,827	$354,803	–

  (a)
  Mr. Black received only stock options for his services in 2007 (granted in 2008).

"Summary Compensation Table" footnotes (continued):

(6)
The amounts shown represent the 2008, 2007 and 2006 compensation expense of stock option awards granted between 2002 and 2008, as defined in SFAS 123R, which does not include stock options granted in 2009 for services provided in 2008. The dollar value of stock option awards was determined pursuant to SFAS 123R utilizing assumptions discussed in Note 13 to Janus' financial statements for the year ended December 31, 2008 included in our Annual Report on Form 10-K.

Year of Grant	Expense Year	Black	Frost	Coleman	Smith	Goff

	2008	–	–	–	–	–
2002	2007	–	$592	$6,537	–	–
	2006	–	–	$78,441	–	–

	2008	–	$1,004	–	$1,972	–
2003	2007	–	$3,013	–	$5,917	–
	2006	–	–	$92,370	$30,549	–

	2008	–	–	–	–	–
2004	2007	$201,594	–	–	–	–
	2006	$2,419,125	–	$199,399	$299,099	–

	2008	$19,442	$2,187	–	–	–
2005	2007	$236,087	$26,560	–	–	–
	2006	$411,071	–	–	–	–

	2008	$79,992	$8,883	$37,090	$11,669	$37,884
2006	2007	$295,003	$32,746	$136,750	$43,021	–
	2006	$220,004	–	$101,979	$32,081	–

2007	2008	$228,002	$16,212	$119,501	$71,128	$109,444
	2007	$352,688	$25,077	$184,852	$110,025	–

2008	2008	$1,087,780	$35,142	$199,223	$200,233	$94,532

	2008	$1,415,216	$63,428	$355,814	$285,002	$241,860
Total	2007	$1,085,372	$87,988	$328,139	$158,963	–
	2006	$3,050,200	–	$472,189	$361,729	–

"Summary Compensation Table" footnotes (continued):

(7)
The amounts shown represent compensation earned under the variable compensation plans in accordance with the achievement of predetermined performance goals as certified by the Compensation Committee. Compensation under these plans includes mutual fund share unit awards which are deferred under a deferred compensation arrangement that is based on the performance of selected Janus-affiliated mutual funds.

  The amounts set forth in the Non-Equity Incentive Plan Compensation column include the following:

Name	Year	Executive Variable Compensation Plan		Investment Variable Compensation Plan			One-time Awards (a)		Mutual Fund Unit Awards		Other (b)		Total

Gary D. Black	2008 2007 2006	$ $ $	2,990,000 5,340,000 3,800,000		– – –		$	– – 4,000,000	$ $ $	396,907 975,531 464,493	$	– – 824,694	$ $ $	3,386,907 6,315,531 9,089,187

Gregory A. Frost	2008 2007 2006	$ $	455,000 690,000 –		– – –			– – –	$ $	200,363 173,375 –		– – –	$ $	655,363 863,375 –

Jonathan D. Coleman	2008 2007 2006	$ $ $	1,250,000 2,100,000 783,750	$ $ $	2,874,900 2,752,674 3,168,750			– – –	$ $ $	711,616 643,193 203,958		– – –	$ $ $	4,836,516 5,495,867 4,156,458

R. Gibson Smith	2008 2007 2006	$ $ $	1,250,000 2,100,000 200,625	$ $ $	2,726,836 2,933,122 1,406,250	(c)		– – –	$ $ $	557,709 293,195 64,167		– – –	$ $ $	4,534,545 5,326,317 1,671,042

James P. Goff	2008 2007 2006		– – –		$2,396,219 – –			– – –		$483,713 – –		– – –		$2,879,932 – –

  (a)
  Reflects a $4 million one-time fund performance award earned in 2006 (granted in April 2004 when Mr. Black joined Janus), based on the average asset-weighted performance of all Janus branded funds and accounts.
  (b)
  Represents $824,694 from the 2006 vesting of a previously granted mutual fund unit award (granted in April 2004 when Mr. Black joined Janus).
  (c)
  Amount immaterially differs from the amounts presented in the 2008 Proxy Statement due to the use of estimates in the 2008 Proxy Statement rather than the amounts actually paid.

"Summary Compensation Table" footnotes (continued):

(8)
The amounts shown include the following:

Name	Year	ESOP Contri- butions	Profit Sharing Contri- butions	401(k) Contri- butions	Group Term Life Insurance Premiums (a)	Health Insurance Premiums (b)	Cash Dividends on Unvested Restricted Stock	Other (c)	Total

	2008	$5,750	$5,750	$6,900	$2,880	$11,531	$1,192	$181,670	$215,673
Gary D. Black	2007	$8,550	$8,550	$6,750	$2,880	$12,096	$3,407	–	$42,233
	2006	$7,590	$7,590	$6,600	$3,554	$10,673	$7,014	–	$43,021

	2008	$5,750	$5,750	$6,900	$2,545	$12,401	$398	–	$33,744
Gregory A. Frost	2007	$8,550	$8,550	$6,750	$2,400	$12,557	$574	–	$39,381
	2006	–	–	–	–	–	–	–	–

	2008	$5,750	$5,750	$6,900	$2,820	$11,531	$1,468	–	$34,219
Jonathan D. Coleman	2007	$8,550	$8,550	$6,750	$2,820	$12,096	$1,163	–	$39,929
	2006	$7,590	$7,590	$6,600	$3,554	$10,673	$2,258	–	$38,265

	2008	$5,750	$5,750	$6,900	$2,820	$11,531	$1,247	–	$33,998
R. Gibson Smith	2007	$8,550	$8,550	$6,750	$2,820	$12,096	$605	–	$39,371
	2006	$7,590	$7,590	$6,600	$3,554	$10,673	$661	–	$36,668

	2008	$5,750	$5,750	$6,900	$2,820	$11,531	$932	–	$33,683
James P. Goff	2007	–	–	–	–	–	–	–	–
	2006	–	–	–	–	–	–	–	–

  (a)
  Includes benefits available to all employees and those benefits available specifically for the officers. The amount presented in the 2008 Proxy Statement included only the portion available specifically for the benefit of the officers.
  (b)
  Health insurance premiums are generally available to all salaried employees. These were excluded in the 2008 Proxy Statement.
  (c)
  Represents personal protection services provided to Mr. Black and his family arising from his role as CEO of Janus.

(9)
The amount shown represents a base salary of $500,000 and a fixed component under the portfolio management incentive plan of $300,000.
(10)
The amount shown represents a base salary of $500,000 and a fixed component under the portfolio management incentive plan of $500,000.

GRANTS OF PLAN-BASED AWARDS IN 2008

						Estimated Future Payouts Under Equity Incentive Plan (3)
		Estimated Future Payouts Under Non-Equity Incentive Plan							All Other Option Awards: Number of Securities Underlying Options (#) (4)	Exercise or Base Price of Option Awards ($/Sh) (5)		Grant Date Fair Market Value of Stock and Option Awards ($) (6)
											Closing Market Price on Grant Date ($)

Name	Grant Date	Threshold ($)	Target ($)		Maximum ($) (7)	Threshold (#)	Target (#)	Maximum (#)

Gary D. Black	2/1/08	–	–		–	–	–	–				$–

	2/1/08								355,290	$27.54	$27.72	$3,560,006

												$3,560,006
	1/22/08		$2,990,000	(1)
	1/30/09		$1,495,000	(2)

Gregory A. Frost	2/1/08	–	–		–	–	4,176	–				$115,007
	2/1/08								11,478	$27.54	$27.72	$115,010

												$230,017
	1/22/08		$455,000	(1)
	1/30/09		$227,500	(2)

Jonathan D. Coleman	2/1/08	–	–		–	–	23,675	–				$652,010
	2/1/08								65,071	$27.54	$27.72	$652,011

												$1,304,021
	1/1/08		$2,874,900	(1)
	1/22/08		$1,250,000	(1)
	1/30/09		$1,332,998	(2)

R. Gibson Smith	2/1/08	–	–		–	–	23,795	–				$655,314
	2/1/08								65,399	$27.54	$27.72	$655,298

												$1,310,612
	1/1/08		$2,726,836	(1)
	1/22/08		$1,250,000	(1)
	1/30/09		$1,296,534	(2)

James P. Goff	2/1/08	–	–		–	–	11,234	–				$309,384
	2/1/08								30,876	$27.54	$27.72	$309,378

												$618,762
	1/1/08		$2,396,219	(1)
	1/30/09		$676,891	(2)

"Grants of Plan-Based Awards in 2008" footnotes:

(1)
Represents variable cash compensation earned in 2008 but awarded in 2009 under the Executive Variable Compensation Plan or under the Investment Variable Compensation Plan for Messrs. Coleman, Smith and Goff (paid quarterly).
(2)
Represents mutual fund unit awards earned in 2008 but granted during 2009. Mutual fund units are awarded based on the performance of selected Janus-affiliated mutual funds. The target shown is the full amount of each award. The awards are subject to a four-year vesting schedule (25 percent per year). The vesting of all awards would accelerate upon a change in control of Janus.
(3)
Represents shares of restricted stock granted during 2008. The awards are subject to a three-year vesting schedule (approximately 33 percent per year). The vesting for all awards would accelerate upon a change in control of Janus, and in the case of Mr. Black, upon termination of employment without cause or for good reason by Mr. Black. Each unvested share of restricted stock held by an executive is entitled to cash dividends declared on Janus common stock, which historically has been at the annual rate of $0.04 per share, and such shares also include the right to vote. This dividend payment is included within "All Other Compensation" on the "Summary Compensation Table."

"Grants of Plan-Based Awards in 2008" footnotes (continued):

(4)
Represents stock option awards granted during 2008. The awards are subject to a three-year vesting schedule (approximately 33 percent per year). The dollar value of stock option awards on the date of grant was determined pursuant to SFAS 123R utilizing assumptions discussed in Note 13 to Janus' financial statements for the year ended December 31, 2008, included in our Annual Report on Form 10-K. The vesting for all awards would accelerate upon a change in control of Janus, and in the case of Mr. Black, also upon termination of employment without cause or for good reason by Mr. Black.
(5)
Pursuant to the terms of Janus' 2005 Long Term Incentive Stock Plan ("2005 Plan"), under which all restricted stock and stock option awards described above were granted, the grant price for restricted stock and the exercise price for each stock option is determined based on the average of the high and low trading prices on the date of grant.
(6)
Represents the fair market value of the awards on grant date, as measured by SFAS 123R.
(7)
As the future payout for mutual fund unit awards is dependent on the performance of the underlying Janus-affiliated mutual funds selected by the recipient, it is not possible to determine a maximum amount.

The following table presents information, determined as of March 2, 2009, about outstanding awards and shares remaining available for issuance under the Company's equity-based long-term incentive plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b) (3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by shareholders (1)	16,523,907	$16.17	1,337,923	(4)

Equity compensation plans not approved by shareholders (2)	1,381,284	$15.30	1,690,087

Total	17,905,191	$16.10	3,028,010

(1)
Consists of the 1998 Long-Term Incentive Stock Plan ("1998 Plan") and the 2005 Plan.
(2)
Consists of Janus' 2004 Employment Inducement Award Plan ("EIA Plan"). In accordance with the NYSE rules, the EIA Plan only permits awards to newly hired employees of the Company or its subsidiaries to induce them to become employed by a Janus entity. Any award granted under the EIA Plan requires the issuance of a press release. The EIA Plan has not been approved by the Company's shareholders.
(3)
Does not take into account restricted stock unit awards under the 1998 Plan
(4)
As of March 2, 2009, approximately 1,000,000 stock options and 337,900 shares of restricted stock were available for future issuance under the 2005 Plan, and zero (0) shares of common stock were available for future issuance under the 1998 Plan.

EMPLOYMENT AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

  Gary D. Black – Prior Employment Agreement with Our Chief Executive Officer

  Janus entered into a revised employment agreement with Mr. Black on September 25, 2006, that expired on April 30, 2008, in accordance with Mr. Black's notice of non-renewal that was received on March 28, 2008. As more fully described under the section titled "Termination and Change in Control Arrangements with Named Executive Officers," Mr. Black's employment agreement was replaced with a severance rights agreement. Mr. Black's employment agreement provided for (i) an annual base salary of $800,000; (ii) an annual target cash bonus of $4.0 million ($4.6 million for 2008); (iii) an annual LTI target amount of $2.7 million ($4.6 million for 2008); (iv) the payment of a one-time fund performance incentive, payable in shares of Janus-affiliated mutual funds, based on the performance of certain Janus mutual funds and separate accounts (this award was granted in 2004 under his original employment agreement and was fully paid in January 2007); and (v) participation in all other Company incentive programs and welfare benefit plans, including being eligible to participate in Janus' Health Benefits for Retirees Plan following his termination of employment. The annual cash bonus and LTI payments are subject to satisfaction of certain performance targets that are established by the Compensation Committee in accordance with the requirements of Section 162(m) of the Code.

  Under the terms of Mr. Black's prior employment agreement and his current severance rights agreement, while employed by Janus and for a period of one year thereafter, Mr. Black will not (i) interfere with any relationship between Janus or any of its affiliates (individually, a "Janus Entity"), and any of their employees, consultants, agents or representatives; (ii) employ or attempt to employ or engage on behalf of any competitive business any employee, consultant, agent or representative of a Janus Entity, or any such person who was so employed or engaged within the six-month period immediately preceding Mr. Black's termination; (iii) solicit any investment advisory or investment management client of a Janus Entity, to which a Janus Entity rendered services to during the six-month period immediately preceding Mr. Black's termination; or (iv) divert or attempt to divert from a Janus Entity any business in which a Janus Entity has been actively engaged. As these restrictions are similar to those applicable to other Named Executive Officers, such restrictions will be referred to as the "Non-Solicitation Obligations" in this Proxy Statement.

  Gregory A. Frost – Employment Arrangement with Our Chief Financial Officer

  Although Janus does not have a formal written employment agreement with Mr. Frost, he and Janus have agreed to certain terms for his continued employment. The following outlines his overall 2008 compensation structure:

• Base Salary:	$400,000, payable semimonthly
• Cash Bonus Incentive Target:	$700,000, payable annually
• LTI Award Target:	$700,000, granted annually

  Mr. Frost is also entitled to all welfare and retirement benefits offered to our other senior executives. As with all applicable Named Executive Officers, actual payments to Mr. Frost may be less than or greater than the target amount as determined by the Compensation Committee and subject to achievement of performance criteria in compliance with Section 162(m) of the Code.

  Under the terms of his LTI awards granted since February 2006, for a period of one year after his termination of employment, Mr. Frost has agreed to restrictive covenants similar to the Non-Solicitation Obligations (as described under the above subsection titled "Gary D. Black – Prior Employment Agreement with Our Chief Executive Officer"). As more fully described under the section titled "Termination and Change in Control Arrangements with Named Executive Officers," Mr. Frost has certain severance rights upon a change in control of Janus.

  Jonathan D. Coleman and R. Gibson Smith – Prior Employment Agreements with Our Co-CIOs

  Mr. Coleman is employed by Janus as an equity portfolio manager, and Mr. Smith is employed by Janus as a fixed-income portfolio manager. Since November 6, 2006, Messrs. Coleman and Smith have also served as Co-Chief Investment Officers ("Co-CIOs") for Janus Capital Management LLC ("JCM"), a subsidiary of Janus. Messrs. Coleman and Smith are responsible for the day-to-day oversight of the investment team and investment process and are members of Janus' Executive Committee, while maintaining their respective portfolio management responsibilities. On September 20, 2007, Messrs. Coleman and Smith entered into substantially similar employment agreements that set forth the terms of their employment arrangement as both Co-CIOs and portfolio managers. These employment agreements terminated on December 31, 2008, in accordance with their notice of non-renewal dated November 7, 2008. As more fully described under the section titled "Termination and Change in Control Arrangements with Named Executive Officers," Messrs. Coleman's and Smith's employment agreements were replaced with severance rights agreements. The below summarizes their current compensation arrangement with Janus.

  Base Salary.    Messrs. Coleman and Smith each receive an annual base salary of $500,000.

  Co-CIO Compensation.    As compensation for their services as Co-CIOs and portfolio managers, Messrs. Coleman and Smith are eligible for variable compensation consisting of cash and LTI awards. All variable compensation for Messrs. Coleman and Smith is subject to the attainment of performance-based criteria necessary to obtain deductibility under Section 162(m) of the Code. With respect to the variable compensation arising from their role as Co-CIOs, 50 percent is based on overall Janus-managed investment performance, 20 percent on Janus-managed net long-term flows, 15 percent on investment team leadership factors and 15 percent on overall corporate leadership factors. For each of them, the 2008 Co-CIO compensation range was a minimum of $2,500,000, a maximum of $4,500,000 and a target of $3,500,000.

  Portfolio Manager Compensation.    Compensation for Messrs. Coleman's and Smith's portfolio management duties is based on the current portfolio manager compensation plan. For 2008, their portfolio manager compensation was structured to pay them primarily based on the performance of the funds and portfolios they manage ("Managed Funds"), with additional compensation available from a bonus pool (subject to the attainment of performance-based criteria in accordance with Section 162(m) of the Code). Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received from the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three- and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods.

  Messrs. Coleman and Smith are also eligible to participate in a portfolio manager bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from Janus-managed assets (excluding assets managed by subadvisers) and the investment performance of such Janus-managed assets. Subject to the attainment of performance-based criteria in accordance with Section 162(m) of the Code, compensation, if any, from the portfolio manager bonus pool is then allocated to Messrs. Coleman and Smith and the other eligible participants at the discretion of Janus based upon (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

  For each of Messrs. Coleman and Smith, his combined Co-CIO and portfolio management compensation had a minimum payout of $4 million for 2008 (subject to the attainment of performance-based criteria in accordance with Section 162(m) of the Code, which they attained). Messrs. Coleman and Smith are also eligible to participate in all incentive, welfare, insurance, savings and retirement plans, fringe benefits and expense reimbursement policies on terms no less favorable than for other senior executives. Under the terms of the employment agreements and under their current severance rights agreements, for a period of one year after termination of employment, each of Messrs. Coleman and Smith agreed to restrictive covenants similar to the Non-Solicitation Obligations (as described under the above subsection titled "Gary D. Black – Prior Employment Agreement with Our Chief Executive Officer").

  James P. Goff – Employment Arrangement with Our Director of Research

  Although Janus does not have a formal written employment agreement with Mr. Goff, he and Janus have agreed to certain terms for his continued employment. The following outlines his overall 2008 compensation structure:

• Base Salary:	$500,000, payable semimonthly
• Cash Bonus Incentive Target:	$2,250,000, payable quarterly and annually
• LTI Award Target:	$1,500,000, granted annually

  Subject to the attainment of performance-based criteria in accordance with Section 162(m) of the Code, compensation for Mr. Goff's portfolio management and Director of Research duties is based on the following performance criteria: (i) firm investment performance; (ii) long-term net asset flows into all Janus-managed equity and fixed income products; (iii) asset-weighted percentile rank of all Janus research portfolios; and (iv) strategic objectives related to retention and development of the analyst team, teamwork and support of team culture, contributions to the sales process and client relationships.

  Mr. Goff is also entitled to all welfare and retirement benefits offered to our other senior executives. As with all applicable Named Executive Officers, actual payments to Mr. Goff may be less than or greater than the target amount as determined by the Compensation Committee and subject to achievement of performance criteria in compliance with Section 162(m) of the Code.

  As more fully described under the section titled "Termination and Change in Control Arrangements with Named Executive Officers," Mr. Goff has certain severance and change in control rights, and for a period of one year after termination of employment, Mr. Goff agreed to restrictive covenants similar to the Non-Solicitation Obligations (as described under the above subsection titled "Gary D. Black – Prior Employment Agreement with Our Chief Executive Officer").

 EQUITY AND OTHER INCENTIVE COMPENSATION ARRANGEMENTS WITH NAMED EXECUTIVE OFFICERS

Stock option and restricted stock grants set forth in the "Executive Compensation – Summary Compensation Table" were granted pursuant to the terms of Janus' 1998 Plan and Janus' 2005 Plan. The 2005 Plan has replaced the 1998 Plan now that the authorized shares under the 1998 Plan have been depleted.

  Stock Options.    The 2006 and 2007 stock option awards set forth in the above "Summary Compensation Table" have been granted with ratable vesting schedules of four years and are subject to accelerated vesting of up to 50 percent per year if certain financial performance criteria based on earnings-per-share growth are achieved. Stock option awards granted in 2008 are subject to a three-year vesting schedule with no performance-based vesting acceleration opportunities, and stock option awards granted in 2009 are subject to a four-year vesting schedule with no performance-based vesting acceleration opportunities. Additionally, the vesting of the stock option awards accelerates if the executive dies, becomes disabled, meets our service requirement of 55 years of age and 10 years of service, or upon a change in control of Janus, and in the case of Mr. Black, upon termination of employment without cause or for good reason by Mr. Black.

  Restricted Stock.    The 2006 and 2007 restricted stock awards set forth in the above "Summary Compensation Table" for Messrs. Black and Frost, and the 2007 restricted stock awards set forth in the above "Summary Compensation Table" for Messrs. Coleman and Smith, are subject to a performance-based vesting schedule in order to comply with Section 162(m) of the Code and vest annually at a rate up to 50 percent of the total shares granted, depending on the level of achievement of specified performance goals based on earnings-per-share growth. The 2006 awards for Messrs. Coleman and Smith, set forth in the above "Summary Compensation Table," vest annually at a rate of between 25 percent and 50 percent of the total shares granted depending on the level of achievement of specific performance goals based on earnings-per-share growth. Restricted stock awards granted in 2008 are subject to a three-year vesting schedule with no performance-based vesting acceleration opportunities, and restricted stock awards granted in 2009 are subject to a four-year vesting schedule with no performance-based vesting acceleration opportunities.

  Additionally, the vesting of restricted stock awards accelerate if the executive dies, becomes disabled, meets our service requirement of 55 years of age and 10 years of service, or upon a change in control of Janus, and, in the case of Mr. Black, upon termination of employment without cause or for good reason by Mr. Black. Each unvested share of restricted stock held by an executive is entitled to cash dividends declared on Janus common stock, which historically has been at the annual rate of $0.04 per share, and such unvested shares also include the right to vote. This dividend payment is included within the "All Other Compensation" column of the "Summary Compensation Table."

OUTSTANDING EQUITY AWARDS AT 2008 YEAR-END

	Option Awards						Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Gary D. Black	–		355,920	(2)	$27.54	2/1/15	–		–	–	–

	54,807		66,988	(3)	$21.01	2/1/14	–		–	–	–

	83,721		9,303	(4)	$21.57	2/12/13	–		–	–	–

	122,312	(5)	–		$14.39	2/3/15	–		–	–	–

	1,125,176	(6)	–		$15.48	4/25/14	–		–	–	–

							–		–	29,798	$239,278

Gregory A. Frost	–		11,478	(2)	$27.54	2/1/15	–		–	–	–

	3,897		4,764	(3)	$21.01	2/1/14	–		–	–	–

	9,293		1,033	(4)	$21.57	2/12/13	–		–	–	–

	13,762	(5)	–		$14.39	2/3/15	–		–	–	–

	20,031	(7)	–		$16.24	2/3/14	–		–	–	–

	8,757	(8)	–		$14.37	5/7/13	–		–	–	–

	2,225	(9)	–		$14.37	5/7/13	–		–	–	–

	2,111	(10)	–		$25.71	1/27/12	–		–	–	–

							1,901	(11)	$15,265	8,060	$64,722

Jonathan D. Coleman	–		65,071	(2)	$27.54	2/1/15	–		–	–	–

	28,726		35,110	(3)	$21.01	2/1/14	–		–	–	–

	38,808		4,313	(4)	$21.57	2/12/13	–		–	–	–

	90,091	(7)	–		$16.24	2/3/14	–		–	–	–

	145,338	(9)	–		$14.37	5/7/13	–		–	–	–

	23,290	(10)	–		$25.71	1/27/12	–		–	–	–

	200	(12)	–		$21.31	1/25/09	–		–	–	–

							1,290	(11)	$10,359	35,407	$284,318

R. Gibson Smith	–		65,399	(2)	$27.54	2/1/15	–		–	–	–

	17,097		20,898	(3)	$21.01	2/1/14	–		–	–	–

	12,209		1,357	(4)	$21.57	2/12/13	–		–	–	–

	135,136	(7)	–		$16.24	2/3/14	–		–	–	–

	38,757	(8)	–		$14.37	5/7/13	–		–	–	–

	4,370	(9)	–		$14.37	5/7/13	–		–	–	–

							406	(11)	$3,260	30,778	$247,147

James P. Goff	–		30,876	(2)	$27.54	2/1/15	–		–	–	–

	26,308		32,155	(3)	$21.01	2/1/14	–		–	–	–

	39,646		4,406	(4)	$21.57	2/12/13	–		–	–	–

	105,106	(7)	–		$16.24	2/3/14	–		–	–	–

	26,593	(10)	–		$25.71	1/27/12	–		–	–	–

	200	(12)	–		$21.31	1/25/09	–		–	–	–

							12,062	(11)	$96,858	11,234	$90,209

"Outstanding Equity Awards at 2008 Year-End" footnotes:

(1)
Represents total unvested restricted stock awards as of December 31, 2008. A portion of the awards is subject to a three-year vesting schedule (approximately 33 percent per year), with the remaining portions subject to a performance-based vesting schedule in order to comply with Section 162(m) of the Code and will vest annually at a rate of 0 percent to 50 percent of the total shares granted depending on the level of achievement of specified performance goals. The vesting on all awards would accelerate upon a change in control of Janus, and in the case of Mr. Black, upon termination of employment without cause or for good reason by Mr. Black.
(2)
Stock options granted on February 1, 2008, with the following material terms: (i) subject to a three-year vesting schedule (approximately 33 percent per year) and (ii) acceleration of vesting upon a change in control of Janus and, in the case of Mr. Black, upon termination of employment without cause or for good reason by Mr. Black.
(3)
Stock options granted on February 2, 2007, with the following material terms: (i) performance-based vesting that, if met, would trigger vesting at between 25 percent and 50 percent of the total award; and (ii) acceleration of vesting upon a change in control of Janus and, in the case of Mr. Black, upon termination of employment without cause or for good reason by Mr. Black. During 2008, 45 percent of the total stock options granted vested.
(4)
Stock options granted on February 13, 2006, with the following material terms: (i) performance-based vesting that, if met, would trigger vesting at between 25 percent and 50 percent of the award; and (ii) acceleration of vesting upon a change in control of Janus and, in the case of Mr. Black, upon termination of employment without cause or for good reason by Mr. Black. Vesting of the total stock options granted were 50 percent and 40 percent during 2008 and 2007, respectively.
(5)
Stock options granted on February 4, 2005, with the following material terms: (i) performance-based vesting that, if met, would trigger vesting at between 25 percent and 50 percent of the total award; and (ii) acceleration of vesting upon a change in control of Janus. Vesting of the total stock options granted were 35 percent, 40 percent and 25 percent during 2008, 2007 and 2006, respectively.
(6)
Stock options granted on April 26, 2004, with ratable vesting over three years beginning in January 2005, and acceleration of vesting upon termination of employment by Janus (other than for cause) or upon a change in control of Janus.
(7)
Stock options granted on February 4, 2004, with ratable vesting over three years beginning in December 2004, and acceleration of vesting upon termination of employment by Janus (other than for cause) or upon a change in control of Janus.
(8)
Stock options granted on May 8, 2003, with ratable vesting over three years beginning in May 2004, and acceleration of vesting upon termination of employment of Janus (other than for cause) or upon a change in control of Janus.
(9)
Stock options granted on May 8, 2003, with ratable vesting over five years beginning in May 2004, and acceleration of vesting upon termination of employment by Janus (other than for cause) or upon a change in control of Janus.
(10)
Stock options granted on January 28, 2002, with ratable vesting over five years beginning in January 2003, and acceleration of vesting upon termination of employment by Janus (other than for cause) or upon a change in control of Janus.
(11)
Represents total unvested restricted stock awards as of December 31, 2008. A portion of the awards is subject to a three-year vesting schedule (approximately 33 percent per year), with the remaining portion subject to performance-based vesting that, if met, would trigger vesting at between 25 percent and 50 percent of the total award, and full acceleration of vesting upon a change in control of Janus.
(12)
Fully vested stock options granted on January 26, 1999.

2008 OPTION EXERCISES AND RESTRICTED STOCK VESTED

	Option Awards		Restricted Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

Gary D. Black	–	–	55,383	$1,525,248

Gregory A. Frost	–	–	8,554	$235,577

Jonathan D. Coleman	–	–	16,045	$441,879

R. Gibson Smith	–	–	7,741	$213,187

James P. Goff	–	–	15,376	$423,455

(1)
The value of each restricted stock award is calculated by multiplying the fair market value (the average of the high and low trading prices on the vesting date) of the Company's common stock on the vesting date by the number of shares that vested.

PENSION BENEFITS

None of our Named Executive Officers participates in or has benefits accrued under any qualified or non-qualified defined benefit plan sponsored by Janus.

NON-QUALIFIED DEFERRED COMPENSATION FOR 2008

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($) (1)	Aggregate Earnings in Last FY ($) (2)	Aggregate Withdrawals/ Distributions ($) (3)	Aggregate Balance at Last FYE ($) (4)

Gary D. Black	–	–	($329,924)	($1,254,998)	$435,773

Gregory A. Frost	–	$230,000	($58,489)	($222,458)	$323,400

Jonathan D. Coleman	–	$1,304,017	($775,210)	($758,105)	$1,176,175

R. Gibson Smith	–	$1,310,590	($100,034)	($345,327)	$2,726,044

James P. Goff	–	$618,750	($559,061)	($776,162)	$717,275

(1)
Represents the mutual fund unit awards earned by the Named Executive Officer in respect of 2007 performance but paid in 2008 under the 2005 Amended and Restated Mutual Fund Share Investment Plan ("Mutual Fund Plan"). The amounts shown were included in total compensation for 2007 in accordance with the SEC disclosure rules and were disclosed in the "Non-Equity Incentive Plan Compensation" column of the "Summary Compensation Table" in the Company's 2008 Proxy Statement.
(2)
Includes the market value change in 2008 of previously deferred compensation and mutual fund unit awards. As the only participant in the Company's Income Deferral Program, Mr. Smith's amount includes $39,805 in such program, with the remaining balance representing his mutual fund unit awards.
(3)
Represents the vesting of previously granted mutual fund unit awards. As described in the narrative disclosure below titled "Mutual Fund Unit Awards," mutual fund unit awards are paid in cash upon vesting and then applied to the purchase of actual shares in the Janus mutual funds elected by the participant.
(4)
Represents the current value of outstanding, unvested mutual fund unit awards. As described in footnote (1) above, an amount equal to the grant value of each grant of a mutual fund unit award is included in the "Summary Compensation Table" at the time of grant. Therefore, the aggregate balances as of December 31, 2008, set forth in this table that are attributable to mutual fund unit awards represent previously disclosed compensation (as adjusted for earnings and losses) as opposed to additional compensation.

  Mutual Fund Unit Awards.    The Mutual Fund Plan is designed to grant eligible employees LTI awards in the form of cash compensation that is subject to a vesting schedule and credited with income, gains and losses based on the performance of the Janus mutual fund investments selected by the participant from a list of Janus-designated mutual funds. Once vested, the net cash proceeds are used to purchase shares of the Janus mutual funds selected by the participant (or the Janus Money Market Fund if such mutual fund is not available). Awards under the Mutual Fund Plan granted to our Named Executive Officers are set forth in the above "Summary Compensation Table" within the "Non-Equity Incentive Plan Compensation" column. Awards made under the Mutual Fund Plan prior to 2008 have been generally granted with a ratable vesting schedule of four years, subject to accelerated vesting of up to 50 percent if certain financial performance criteria are achieved in order to comply with Section 162(m) of the Code. Awards made under the Mutual Fund Plan in 2008 have been granted with a ratable vesting schedule of three years, subject to certain financial performance criteria being achieved in order to comply with Section 162(m) of the Code. The vesting of all mutual fund unit awards would accelerate if the executive dies, becomes disabled, meets our service requirement of 55 years of age and 10 years of service, or upon a change in control of Janus, and, in the case of Mr. Black, upon termination of employment without cause or for good reason by Mr. Black. Upon vesting, participants receive the value of the award adjusted for earnings or losses attributable to the mutual funds to which the award was indexed, subject to legally required tax withholding. All of the Named Executive Officers' mutual fund unit awards qualified for accelerated vesting in 2008 due to the Company's earnings per share growth in 2007, ranging from 15 percent to 25 percent of additional vesting.

  Executive Income Deferral Program.    Under the Executive Income Deferral Program, the Named Executive Officers and other executives of the Company and its affiliates may elect to defer payment of up to 50 percent of their base salary, all or a portion of their annual cash bonus (and commissions, if applicable), and all or a portion of their restricted stock awards. All compensation deferred under this program is credited during the deferred period with the gains and losses of certain Janus-affiliated mutual funds selected by the participant, and all restricted stock awards deferred will convert into restricted stock units. A participant's interest in the deferred compensation is payable in a single payment or in installments upon either a specified date (at least two years after the deferral), separation from service or retirement. None of our Named Executive Officers elected to participate in this program in 2008, and only Mr. Smith has account balances in the Executive Income Deferral Program.

TERMINATION AND CHANGE IN CONTROL ARRANGEMENTS WITH NAMED EXECUTIVE OFFICERS

In addition to the rights and benefits described below for each of our Named Executive Officers, all of their LTI awards will fully vest in the event of a change in control of Janus Capital Group Inc. and the Named Executive Officers will be entitled to the deferred compensation benefits described above in the "Non-Qualified Deferred Compensation for 2008 Table" (as well as any other payments or benefits provided to salaried employees generally).

  Gary D. Black

  As described under the section titled "Employment Agreements with Named Executive Officers," Mr. Black's employment agreement was replaced with a severance rights agreement effective May 1, 2008. In addition, Mr. Black entered into a change in control agreement with the Company on May 1, 2006, that provides additional severance rights upon a change in control of Janus. The severance rights set forth in these agreements are more fully described below.

  Termination by the Company (Other than for Cause, Death or Disability) or Termination by Mr. Black for Good Reason Prior to a Change in Control

  The term of the severance rights agreement with Mr. Black ends April 30, 2010, and then extends for one year upon each anniversary unless a notice not to extend is given by Janus or Mr. Black. In the event that the Company terminates Mr. Black's employment other than for cause, death or disability, or if Mr. Black resigns for "good reason" (summarized below), the Company will pay to Mr. Black an amount equal to the sum of: (i) Mr. Black's annual base salary through his date of termination; (ii) any earned but unpaid annual bonus with respect to the prior fiscal year; and (iii) subject to the execution of a legal release, a lump sum severance payment equal to the prior year's annual salary and annual bonus. In calculating the severance compensation described in subsection (iii) above, the annual base salary component of Mr. Black's severance payment shall equal the greater of Mr. Black's annual base salary for the year of the date of termination or for the year preceding the year of the date of termination; and the annual bonus component of Mr. Black's severance payment will be equal to the greater of Mr. Black's annual target bonus for the year of the date of termination or Mr. Black's actual annual bonus paid for services performed during the year preceding the year of the date of termination. In addition, all unvested LTI awards shall immediately vest and be paid in full, and all stock options will remain exercisable for each award's original term. The Company will also continue to provide welfare benefits to Mr. Black and his dependents for one year following the date of termination.

  "Good reason" arises when, without his express written consent, one of the following events occurs, unless the Company remedies such event within 30 days after Mr. Black provides written notice to the Company within 90 days of the event of the act or omission resulting in his belief that good reason exists: (i) a material negative change or reduction to his current authority, title, duties or reporting relationships as Chief Executive Officer; (ii) required relocation outside of the New York metropolitan area in a manner that results in a material negative change to the geographic location where he primarily performs services to the Company; (iii) a material reduction in the overall value of his compensation and benefits package (excluding any reduction generally applicable to other executive officers); (iv) removal from the position of CEO or removal from the Executive Committee; or (v) a failure to assign his employment-related agreements to a successor company.

  Termination by Janus (Other than for Cause, Death or Disability) or Termination by the Executive for Good Reason Following a Change in Control

  The term of the change in control agreement with Mr. Black ends December 31, 2010, and then extends for successive one-year terms unless a notice not to extend is given by Janus or Mr. Black. If a change in control occurs during the term of the agreement, then the agreement becomes operative for a fixed two-year period. The agreement provides generally that the terms and conditions of Mr. Black's employment (including position, location, compensation and benefits) will not be materially and negatively changed during the two-year period after a change in control. A change in control occurs if: (i) any entity or person becomes the owner of 20 percent or more of Janus' common stock or voting securities; (ii) a majority of the membership of the Board changes without approval of a majority of the directors who either were directors at the beginning of the period, or whose election was previously so approved; (iii) a merger with another company is consummated or there is a sale of all or substantially all of Janus' assets; or (iv) the stockholders approve a liquidation of Janus. The above change in control definition is identical or similar to the event applicable to other Named Executive Officers and will be referred to as a "change in control" in this Proxy Statement.

  In the event that Janus terminates Mr. Black's employment (other than for cause, death or disability) or if Mr. Black resigns for "good reason" (summarized below), unless the Company remedies such event within 30 days after he provides a written notice to the Company (within 90 days of the event), in each case, within two years following a change in control, Janus will provide the following payments and benefits to Mr. Black: (i) a lump sum severance payment equal to two times the annual cash compensation earned in the calendar year immediately preceding the termination of employment (or if higher, in the calendar year immediately preceding the change in control); (ii) a lump sum severance payment equal to two times the value of Janus' contributions made on behalf of Mr. Black to the Janus 401(k), Profit Sharing and ESOP Plan in the four calendar quarters prior to termination of employment (or if higher, in the four calendar quarters prior to the change in control); (iii) continued medical, dental and vision insurance benefits for 24 months; and (iv) outplacement services for three months. In calculating the severance compensation described in subsection (i) above, the annual cash bonus component of Mr. Black's severance payment will be equal to Mr. Black's annual target bonus in the calendar year immediately prior to the date of termination or the change in control (whichever is greater). If any payment or benefit due and payable under the agreement or otherwise causes any excise tax imposed by Section 4999 of the Internal Revenue Code to become due and payable by Mr. Black, Janus will pay Mr. Black a tax gross-up payment so that Mr. Black is in the same after-tax position as he would have been had the excise tax not been payable. Based on our estimated payments to Mr. Black if his employment had been terminated on December 31, 2008, following a change in control, we do not believe that a tax gross-up payment would have been owed.

  "Good reason" arises when there is (without his express written consent): (i) a material negative change or reduction in the nature or status of his responsibilities; (ii) a material negative change to his aggregate target compensation or adverse change to the calculation methodology; (iii) a relocation of the principal place of employment to a location of more than 40 miles that results in a material negative change to the geographic location where he primarily performs services to Janus; or (iv) a failure to assign his employment-related agreements to a successor company.

  Under the terms of the change in control agreement, Janus is responsible for paying all legal fees and expenses reasonably incurred by Mr. Black arising from any dispute concerning the interpretation or enforcement of the agreement plus interest.

  Termination upon Death

  Upon separation from service as a result of death, (i) all of Mr. Black's unvested LTI awards will immediately vest and be paid in full, and all stock options will remain exercisable for each award's original term; and (ii) Janus will continue to provide welfare benefits to Mr. Black's dependents for three years following his death.

  Termination for Disability

  Upon separation from service as a result of his disability, (i) all of Mr. Black's unvested LTI awards will immediately vest and be paid in full, and all stock options will remain exercisable for each award's original term; (ii) the Company will continue to provide welfare benefits to Mr. Black and his dependents for three years following his disability; and (iii) the Company will pay Mr. Black a lump sum payment equivalent to three times the annual premium paid by the Company in connection with Mr. Black's welfare benefits as of his last date of active employment with the Company.

  Termination by the Company for Cause or by Mr. Black Other Than for Good Reason

  Upon separation from service for any other reason, Mr. Black is not entitled to any payment or benefit other than the payment of unpaid salary and accrued and unused vacation pay. In addition,

  upon separation from service, Mr. Black will forfeit any outstanding unvested LTI awards, except that he will have three months following separation from service to exercise any vested stock options.

  Other Material Provisions of Severance Rights Agreement

  Under the terms of his severance rights agreement, for a period of one year after his termination of employment, Mr. Black agreed to restrictive covenants similar to the Non-Solicitation Obligations (as described under the above subsection titled "Gary D. Black – Prior Employment Agreement with Our Chief Executive Officer").

  Assuming Mr. Black's employment had been terminated under each of the circumstances set forth above, in each case on December 31, 2008, Mr. Black would have been entitled to the following estimated payments and benefits:

	Cash Severance	Bonus	Medical Continuation and Other Benefits	Value of Accelerated Equity and Performance Awards (1)	TOTAL

Without Cause or for Good Reason Prior to a Change in Control ("CIC")	$ 6.1 million	$ 3.0 million	$ 11,531	$ 836,208	$ 10.0 million

Without Cause or for Good Reason Following a CIC	$ 10.8 million (2)	N/A	$ 64,362	$ 836,208 (3)	$ 11.7 million

Death	N/A	N/A	$ 49,244	$ 836,208	$ 885,452

Disability	N/A	N/A	$ 83,837	$ 836,208	$ 920,045

Retirement	N/A	N/A	N/A	N/A	N/A

Other	N/A	N/A	N/A	N/A	N/A

  (1)
  Represents the value of unvested restricted stock, unvested mutual fund unit awards and in-the-money unvested stock options as of December 31, 2008, using the closing price of Janus common stock as of such date.
  (2)
  Cash severance calculation is based on 2008 salary and 2008 variable cash target
  (3)
  All LTI awards fully vest upon a change in control without any additional condition such as termination of employment by Janus or for good reason by the executive.

  Gregory A. Frost

  Termination by Janus (Other than for Cause) Prior to a Change in Control

  Effective as of March 2, 2008, Mr. Frost is no longer a party to a written severance agreement covering terminations prior to a change in control. However, Janus has implemented certain severance guidelines to assist it in determining the approximate range of severance benefits for Mr. Frost. To be eligible to receive any severance under the guidelines, Janus would require that Mr. Frost execute a comprehensive legal release, which would include a 12-month non-solicitation and non-interference covenant relating to employees and clients and a general non-disparagement covenant. If his termination is due to individual material performance problems, our Company guidelines state that Mr. Frost would only be provided two weeks of base salary in lieu of a two-week notice. No other benefits are provided except as required by law. Where there is an involuntary termination of

  Mr. Frost without material performance problems (such as reductions in force (layoffs) or the elimination of his position), Mr. Frost would receive the following severance benefits:

Lump Sum Salary Payment:	Payment equal to 12 to 15 months of salary
Cash Bonus:	Pro-rata bonus payment
LTI Awards:	Vesting of a portion of LTI awards that would have vested during the 12- to 15- month period following termination
401(k), Profit Sharing and ESOP Plan:	100% vesting of Company contributions
COBRA – Medical Benefits:	Benefits provided for 12 to 15 months following termination at the Company's expense
Outplacement Services:	9 to 12 months of services

  Termination by Janus (Other than for Cause, Death or Disability) or Termination by the Executive for Good Reason Following a Change in Control

  Janus has entered into a change in control agreement with Mr. Frost. The term of the change in control agreement ends December 31, 2010, and then extends for one year upon each anniversary unless a notice not to extend is given by Janus. If a change in control (as defined in the agreement) occurs during the term of the agreement or any extension thereof, then the agreement becomes operative for a fixed two-year period. The agreement provides generally that the terms and conditions of Mr. Frost's employment (including position, location, compensation and benefits) will not be materially and negatively changed during the two-year period after a change in control.

  In the event that Janus terminates Mr. Frost's employment (other than for cause, death or disability), or if Mr. Frost resigns for "good reason" (summarized below), unless the Company remedies such event within 30 days after he provides a written notice to the Company (within 90 days of such event), in each case, within two years following a change in control, Janus will provide the following payments and benefits to Mr. Frost: (i) a lump sum severance payment equal to two times the annual cash compensation earned in the calendar year immediately preceding the termination of employment (or if higher, in the calendar year immediately preceding the change in control); (ii) a lump sum severance payment equal to two times the value of Janus' contributions made on behalf of Mr. Frost to the Janus 401(k), Profit Sharing and ESOP Plan in the four calendar quarters prior to termination of employment (or if higher, in the four calendar quarters prior to the change in control); (iii) continued medical, dental and vision insurance benefits for 24 months; and (iv) outplacement services for three months. In calculating the severance compensation described in subsection (i) above, the annual cash bonus component of Mr. Frost's severance payment will be equal to Mr. Frost's annual target bonus in the calendar year immediately prior to the date of termination or the change in control (whichever is greater). If any payment or benefit due and payable under the agreement or otherwise causes any excise tax imposed by Section 4999 of the Internal Revenue Code to become due and payable by Mr. Frost, Janus will pay Mr. Frost a tax gross-up payment so that Mr. Frost is in the same after-tax position as he would have been had the excise tax not been payable. Based on our estimated payments to Mr. Frost, if his employment had been terminated on December 31, 2008, following a change in control, we believe that a tax gross-up payment of $250,000 would have been owed.

  "Good reason" arises when there is (without his express written consent): (i) a material negative change or reduction in the nature or status of his responsibilities; (ii) a material negative change to his aggregate target compensation or adverse change to the calculation methodology; (iii) a relocation of the principal place of employment to a location of more than 40 miles that results in a material negative change to the geographic location where he primarily performs services to Janus; or (iv) a failure to assign his employment-related agreement to a successor company.

  Under the terms of the Change in Control Agreement, Janus is responsible for paying all legal fees and expenses reasonably incurred by Mr. Frost arising from any dispute concerning the interpretation or enforcement of the agreement plus interest.

  Termination for Death, Disability or Retirement

  If Mr. Frost's employment is terminated as a result of his death, disability or retirement, Mr. Frost is entitled to benefits in accordance with policies of Janus generally applicable to all employees. In addition, upon termination of Mr. Frost's employment as a result of death or disability, Mr. Frost will forfeit any outstanding unvested LTI awards except that he (or his estate) will have one year following termination of employment to exercise any vested stock options.

  Termination by Janus for Cause or by the Executive Other Than for Good Reason

  Upon termination for any other reason, Mr. Frost is not entitled to any payment or benefit other than the payment of unpaid salary and accrued and unused vacation pay. In addition, upon voluntary termination of his employment or a termination for cause, Mr. Frost's outstanding unvested LTI awards will be forfeited except that he will have three months following termination of employment to exercise any vested stock options.

  Assuming Mr. Frost's employment had been terminated under the circumstances set forth above, in each case on December 31, 2008, Mr. Frost would have been entitled to the following estimated payments and benefits:

	Cash Severance	Bonus	Medical Continuation and Other Benefits	Value of Accelerated Equity and Performance Awards (1)	TOTAL

Without Cause or for Good Reason Prior to a CIC	$ 500,000	$ 455,000	$ 24,001	$ 357,464	$ 1.3 million

Without Cause or for Good Reason Following a CIC	$ 2.5 million (2),(3)	N/A	$ 66,101	$ 450,107 (4)	$ 3.0 million

Death	N/A	N/A	N/A	N/A	N/A

Disability	N/A	N/A	N/A	N/A	N/A

Retirement	N/A	N/A	N/A	N/A	N/A

Other	N/A	N/A	N/A	N/A	N/A

  (1)
  Reflects the value of unvested restricted stock, unvested mutual fund unit awards and in-the-money unvested stock options as of December 31, 2008, and using the closing price of Janus common stock as of such date.
  (2)
  Reflects $250,000 in estimated tax gross-up.
  (3)
  Cash severance calculation is based on 2008 salary and 2008 variable cash target
  (4)
  All LTI awards fully vest upon a change in control without any additional condition such as termination of employment by Janus or for good reason by the executive.

  Jonathan D. Coleman

  Termination by Janus Without Cause or by Mr. Coleman for Good Reason Prior to a Change in Control

  If Janus terminates Mr. Coleman's employment other than for cause or Mr. Coleman terminates his employment for "good reason" (summarized below) prior to a change in control, and subject to the execution of a release of claims and compliance with an 18-month non-solicitation of employees and customers, Mr. Coleman will be entitled to receive the following payments and benefits: (i) 12 months of continued medical, dental and vision benefits for him and his dependents; (ii) three months of outplacement services; and (iii) a lump sum severance payment equal to one times his total average annual cash compensation paid in the two four-quarter periods immediately preceding his date of termination.

  "Good reason" means the occurrence (without his express written consent) of any of the following events, unless Janus remedies such event within 30 days after he provides a detailed notice to Janus (within 90 days of such event) of the acts or omissions resulting in his belief that good reason exists: (i) his reassignment to a role that is inconsistent with his responsibilities as a portfolio manager or Co-CIO that materially and negatively alters his status as a portfolio manager or Co-CIO (but excluding any assignment to a mutual fund or portfolio with a smaller amount of assets under management that may result in reduced compensation); (ii) the relocation of his principal place of employment to a location more than 40 miles from his current principal place of employment in a manner that is a material negative change in his geographic location where he performs services to Janus; (iii) a material negative change to the methodology used to calculate his compensation; (iv) a non-renewal of his change in control agreement; (v) a material default by Janus with respect to the payment of any compensation or benefit; or (vi) removal from the Executive Committee.

  Termination by Janus (Other than for Cause, Death or Disability) or Termination by the Executive for Good Reason Following a Change in Control

  Janus has entered into a change in control agreement with Mr. Coleman. The term of the change in control agreement ends December 31, 2010, and then extends for one year upon each anniversary unless a notice not to extend is given by Janus. In the event that Janus terminates Mr. Coleman's employment (other than for cause, death or disability), or if Mr. Coleman resigns for "good reason" (summarized below) within two years following a change in control, Janus will provide the following payments and benefits to Mr. Coleman: (i) a lump sum severance payment equal to two times the average annual cash compensation earned in the two four-quarter periods immediately preceding the termination of employment (or if higher, in the two four-quarter periods immediately preceding the change in control); (ii) a lump sum severance payment equal to two times the value of Janus contributions made on behalf of Mr. Coleman to the Janus 401(k), Profit Sharing and ESOP Plan in the four quarters prior to termination of employment (or if higher, in the four quarters prior to the change in control); (iii) continued medical, dental and vision insurance benefits for 24 months; and (iv) outplacement services for three months. In calculating the severance compensation described in subsection (i) above, the midrange of Mr. Coleman's target Co-CIO compensation (excluding portfolio manager compensation) will be applied rather than the actual Co-CIO compensation paid to him. If any payment or benefit due and payable under the agreement or otherwise causes any excise tax imposed by Section 4999 of the Internal Revenue Code to become due and payable by Mr. Coleman, Janus will pay Mr. Coleman a tax gross-up payment so that Mr. Coleman is in the same after-tax position as he would have been had the excise tax not been payable. Based on our estimated payments to Mr. Coleman if his employment had been terminated on December 31, 2008, following a change in control, we do not believe that a tax gross-up payment would have been owed.

  "Good reason" arises when there is (without his express written consent): (i) a material negative change in the nature or status of his responsibilities; (ii) a material negative change to his aggregate target compensation or adverse change to the calculation methodology; (iii) a relocation of the principal place of employment to a location of more than 40 miles that results in a material negative change to the geographic location where he primarily performs services to Janus; or (iv) a failure to assign his employment-related agreements to a successor company.

  Under the terms of the change in control agreement, Janus is responsible for paying all legal fees and expenses reasonably incurred by Mr. Coleman arising from any dispute concerning the interpretation or enforcement of the agreement plus interest.

  Voluntary Departure with Non-Compete Obligation

  If Mr. Coleman terminates his employment voluntarily while in "good standing" (as defined below), executes a release of claims against Janus, and complies with a two-year covenant not to compete or solicit Janus' employees, customers and business, then all of his unvested LTI awards granted to him on or after December 30, 2004, will continue to vest and be paid in accordance with the original vesting schedule provided for in the applicable award agreements. Any stock options will remain exercisable for the remainder of their respective terms. "Good standing" means that the CEO has approved the continuation of vesting and has certified that Mr. Coleman has not engaged in any conduct, action or omission that would constitute grounds for terminating his employment for cause.

  Termination for Death or Disability

  If Mr. Coleman's employment is terminated as a result of his death or disability, Mr. Coleman will be entitled to a lump sum severance payment equal to the total cash compensation earned by him in the four full calendar quarters immediately prior to the date of his death or disability. In addition, upon termination of Mr. Coleman's employment as a result of death or disability, Mr. Coleman will forfeit any outstanding unvested LTI awards except that he (or his estate) will have one year following termination of employment to exercise any vested stock options.

  Termination by Janus for Cause or by the Executive Other Than for Good Reason

  Except as set forth below, upon termination for any other reason, Mr. Coleman is not entitled to any payment or benefit other than the payment of unpaid salary and accrued and unused vacation pay. In addition, upon termination of his employment for any other reason, Mr. Coleman will forfeit any outstanding unvested LTI awards except that he will have three months following termination of employment to exercise any vested stock options.

  Assuming Mr. Coleman's employment had been terminated on December 31, 2008, under each of the circumstances set forth above by applying his current 2009 severance rights (not his rights under his prior employment agreement), Mr. Coleman would have been entitled to the following estimated payments and benefits:

	Cash Severance	Bonus	Medical Continuation and Other Benefits	Value of Accelerated Equity and Performance Awards (1)	TOTAL

Without Cause Prior to a CIC	$ 5.0 million (2)	N/A	$ 16,031	N/A	$ 5.0 million

Without Cause or for Good Reason Following a CIC	$ 10.0 million (3)	N/A	$ 64,362	$ 1.5 million (4)	$ 11.5 million

Death	$ 4.6 million (3)	N/A	N/A	N/A	$ 4.6 million

Disability	$ 4.6 million (3)	N/A	N/A	N/A	$ 4.6 million

Retirement	N/A	N/A	N/A	N/A	N/A

Voluntarily with Non-Compete	N/A	N/A	N/A	$ 1.5 million	$ 1.5 million

Other	N/A	N/A	N/A	N/A	N/A

  (1)
  Reflects the value of unvested restricted stock, unvested mutual fund unit awards and in-the-money unvested stock options as of December 31, 2008, using the closing price of Janus common stock as of such date.
  (2)
  Cash severance calculation includes cash compensation paid in the fourth quarter 2008.
  (3)
  Cash severance calculation includes cash compensation earned in the fourth quarter 2008.
  (4)
  All LTI awards fully vest upon a change in control without any additional condition such as termination of employment by Janus or for good reason by the executive.

  R. Gibson Smith

  Termination by Janus Without Cause or by Mr. Smith for Good Reason Prior to a Change in Control

  If Janus terminates Mr. Smith's employment other than for cause or Mr. Smith terminates his employment for "good reason" (summarized below) prior to a change in control, subject to the execution of a release of claims and compliance with an 18-month non-solicitation of employees and customers, Mr. Smith will be entitled to receive the following payments and benefits: (i) 12 months of continued medical, dental and vision benefits for him and his dependents; (ii) three months of outplacement services; and (iii) a lump sum severance payment equal to one times his total average annual cash compensation paid in the two four-quarter periods immediately preceding his date of termination.

  "Good reason" means the occurrence (without his express written consent) of any of the following events, unless Janus remedies such event within 30 days after he provides a detailed notice to Janus (within 90 days of such event) of the acts or omissions resulting in his belief that good reason exists: (i) his reassignment to a role that is inconsistent with his responsibilities as a portfolio manager or Co-CIO that materially and negatively alters his status as a portfolio manager or Co-CIO (but excluding any assignment to a mutual fund or portfolio with a smaller amount of assets under management that may result in reduced compensation); (ii) the relocation of his principal place of employment to a location more than 40 miles from his current principal place of employment in a manner that is a material negative change in his geographic location where he performs services to

  Janus; (iii) a material negative change to the methodology used to calculate his compensation; (iv) a non-renewal of his Change in Control Agreement; (v) a material default by Janus with respect to the payment of any compensation or benefit; or (vi) removal from the Executive Committee.

  Termination by Janus (Other than for Cause, Death or Disability) or Termination by the Executive for Good Reason Following a Change in Control

  Janus has entered into a change in control agreement with Mr. Smith. The term of the change in control agreement ends December 31, 2010, and then extends for one year upon each anniversary unless a notice not to extend is given by Janus. In the event that Janus terminates Mr. Smith's employment (other than for cause, death or disability), or if Mr. Smith resigns for "Good Reason" (summarized below) within two years following a change in control, Janus will provide the following payments and benefits to Mr. Smith: (i) a lump sum severance payment equal to two times the average annual cash compensation earned in the two four-quarter periods immediately preceding the termination of employment (or if higher, in the two four-quarter periods immediately preceding the change in control); (ii) a lump sum severance payment equal to two times the value of Janus contributions made on behalf of Mr. Smith to the Janus 401(k), Profit Sharing and ESOP Plan in the four quarters prior to termination of employment (or if higher, in the four quarters prior to the change in control); (iii) continued medical, dental and vision insurance benefits for 24 months; and (iv) outplacement services for three months. In calculating the severance compensation described in subsection (i) above, the mid-range of Mr. Smith's target Co-CIO compensation (excluding portfolio manager compensation) will be applied rather than the actual Co-CIO compensation paid to him. If any payment or benefit due and payable under the agreement or otherwise causes any excise tax imposed by Section 4999 of the Internal Revenue Code to become due and payable by Mr. Smith, Janus will pay Mr. Smith a tax gross-up payment so that Mr. Smith is in the same after-tax position as he would have been had the excise tax not been payable. Based on our estimated payments to Mr. Smith if his employment had been terminated on December 31, 2008, following a change in control, we believe that a tax gross-up payment of $1,800,000 would have been owed.

  "Good reason" arises when there is (without his express written consent): (i) a material negative change in the nature or status of his responsibilities; (ii) a material negative change to his aggregate target compensation or adverse change to the calculation methodology; (iii) a relocation of the principal place of employment to a location of more than 40 miles in a manner that is a material negative change in his geographic location where he performs services to Janus; or (iv) a failure to assign his employment-related agreements to a successor company.

  Under the terms of the change in control agreement, Janus is responsible for paying all legal fees and expenses reasonably incurred by Mr. Smith arising from any dispute concerning the interpretation or enforcement of the agreement plus interest.

  Voluntary Departure with Non-Compete Obligation

  If Mr. Smith terminates his employment voluntarily while in "good standing" (as defined below), executes a release of claims against Janus, and complies with a two-year covenant not to compete or solicit Janus' employees, customers and business, then all of his unvested LTI awards granted to him on or after December 30, 2004, will continue to vest and be paid in accordance with the original vesting schedules provided for in his applicable award agreements. Any stock options will remain exercisable for the remainder of their respective terms. "Good standing" means that the CEO has approved the continuation of vesting and has certified that Mr. Smith has not engaged in any conduct, action or omission that would constitute grounds for terminating his employment for cause.

  Termination for Death or Disability

  If Mr. Smith's employment-related agreements are terminated as a result of his death or disability, Mr. Smith will be entitled to a lump sum severance payment equal to his total cash compensation earned in the four full calendar quarters immediately prior to the date of his death or disability. In addition, upon termination of Mr. Smith's employment as a result of death or disability, Mr. Smith will forfeit any outstanding unvested LTI awards except that he (or his estate) will have one year following termination of employment to exercise any vested stock options.

  Termination by Janus for Cause or by the Executive Other Than for Good Reason

  Except as set forth below, upon termination for any other reason, Mr. Smith is not entitled to any payment or benefit other than the payment of unpaid salary and accrued and unused vacation pay. In addition, upon termination of his employment for any other reason, Mr. Smith will forfeit any outstanding unvested LTI awards except that he will have three months following termination of employment to exercise any vested stock options.

  Assuming Mr. Smith's employment had been terminated on December 31, 2008 under each of the circumstances set forth above by applying his current 2009 severance rights (not his rights under his prior employment agreement), Mr. Smith would have been entitled to the following estimated payments and benefits:

	Cash Severance	Bonus	Medical Continuation and Other Benefits	Value of Accelerated Equity and Performance Awards (1)	TOTAL

Without Cause Prior to a CIC	$ 4.4 million (2)	N/A	$ 16,031	N/A	$ 4.4 million

Without Cause or for Good Reason Following a CIC	$ 11.8 million (3),(4)	N/A	$ 64,362	$ 1.9 million (5)	$ 13.7 million

Death	$ 4.5 million (3)	N/A	N/A	N/A	$ 4.5 million

Disability	$ 4.5 million (3)	N/A	N/A	N/A	$ 4.5 million

Retirement	N/A	N/A	N/A	N/A	N/A

Voluntarily with Non-Compete	N/A	N/A	N/A	$ 1.9 million	$ 1.9 million

Other	N/A	N/A	N/A	N/A	N/A

  (1)
  Reflects the value of unvested restricted stock, unvested mutual fund unit awards and in-the-money unvested stock options as of December 31, 2008, using the closing price of Janus common stock as of such date.
  (2)
  Cash severance calculation includes cash compensation paid in the fourth quarter 2008.
  (3)
  Cash severance calculation includes cash compensation earned in the fourth quarter 2008.
  (4)
  Reflects $1.8 million in estimated tax gross-up.
  (5)
  All LTI awards fully vest upon a change in control without any additional condition such as termination of employment by Janus or for good reason by the executive.

  James P. Goff

  Termination by Janus Without Cause Prior to a Change in Control

  Janus has entered into a severance letter agreement with Mr. Goff. The term of the severance letter agreement ends December 31, 2009, and then extends for one year upon each anniversary unless a 90-day written notice not to extend is given by Janus. If Janus terminates Mr. Goff's employment other than for cause, then, conditioned upon Mr. Goff releasing claims against Janus and complying with an 18-month non-solicitation of employees and customers, Mr. Goff will be entitled to receive: (i) 12-months of continued medical, dental and vision benefits for him and his dependents; (ii) three months of outplacement services; and (iii) a lump sum severance payment equal to one times his total cash compensation earned in four full calendar quarters immediately prior to the date of termination. This severance compensation will be paid to Mr. Goff after six months following his separation from service.

  Termination by Mr. Goff for Good Reason Prior to a Change in Control

  The Company also provides Mr. Goff with certain benefits in the event that Mr. Goff terminates his employment for "good reason" (summarized below) prior to a change in control. "Good reason" means the occurrence (without his express written consent) of any of the following events, unless Janus remedies such event within 30 days after he provides a detailed notice to Janus of the acts or omissions resulting in his belief that good reason exists: (i) his reassignment to a role that is inconsistent with his responsibilities as a portfolio manager that materially and adversely alters his status as a portfolio manager (but excluding any assignment to a mutual fund or portfolio with a smaller amount of assets under management that may result in reduced compensation); (ii) the relocation of his principal place of employment to a location more than 40 miles from his current principal place of employment; (iii) a substantial adverse change to the then-current methodology used to calculate his compensation; (iv) a non-renewal by Janus of, or a substantial adverse change to, his severance letter agreement or his change in control agreement; or (v) a material default by Janus with respect to the payment of any compensation or benefit.

  If Mr. Goff terminates his employment as a result of (i) the relocation of his principal place of employment to a location more than 40 miles from his current principal place of employment, (ii) a substantial adverse change to the then-current methodology used to calculate his compensation; or (iii) the non-renewal by Janus of, or a substantial adverse change to, his severance letter agreement or change in control agreement, then Janus will cause the acceleration of all unvested LTI awards granted to Mr. Goff on or after December 30, 2004 (including unvested shares of Janus restricted stock, unvested options to purchase Janus stock and unvested mutual fund share awards). If Mr. Goff terminates his employment as a result of (i) his reassignment to a role that is inconsistent with his responsibilities as a portfolio manager that materially and adversely alters his status as a portfolio manager or (ii) there is a material default by Janus with respect to the payment of any compensation or benefit, then Janus will pay to Mr. Goff a lump sum severance amount equal to his total cash compensation earned in the four full calendar quarters immediately prior to the date of termination. Any and all of the above severance compensation will be paid or transferred to Mr. Goff after six months following his separation from service.

  Termination by Janus (Other than for Cause, Death or Disability) or Termination by the Executive for Good Reason Following a Change in Control

  Janus has entered into a change in control agreement with Mr. Goff. The term of the change in control agreement ends December 31, 2010, and then extends for one year upon each anniversary unless a notice not to extend is given by Janus. In the event that Janus terminates Mr. Goff's employment (other than for cause, death or disability), or if Mr. Goff resigns for "good reason" (summarized below) within two years following a change in control, Janus will provide the following payments and benefits to Mr. Goff: (i) a lump sum severance payment equal to two times the average annual cash compensation earned in the two four-quarter periods immediately preceding the termination of employment (or if higher, in the two four-quarter periods immediately preceding the change in control); (ii) a lump sum severance payment equal to two times the value of Janus contributions made on behalf of Mr. Goff to the Janus 401(k), Profit Sharing and ESOP Plan in the four quarters prior to termination of employment (or if higher, in the four quarters prior to the change in control); (iii) continued medical, dental and vision insurance benefits for 24 months; and (iv) outplacement services for three months. If any payment or benefit due and payable under the agreement or otherwise causes any excise tax imposed by Section 4999 of the Internal Revenue Code to become due and payable by Mr. Goff, Janus will pay Mr. Goff a tax gross-up payment so that Mr. Goff is in the same after-tax position as he would have been had the excise tax not been payable. Based on our estimated payments to Mr. Goff, if his employment had been terminated on December 31, 2008, following a change in control, we do not believe that a tax gross-up payment would have been owed.

  "Good reason" arises when there is (without his express written consent): (i) a material negative change in the nature or status of his responsibilities; (ii) a material negative change to his aggregate target compensation or adverse change to the calculation methodology; (iii) a relocation of the principal place of employment to a location of more than 40 miles from where he performs services to Janus; or (iv) a failure to assign his employment agreement to a successor company.

  Under the terms of the change in control agreement, Janus is responsible for paying all legal fees and expenses reasonably incurred by Mr. Goff arising from any dispute concerning the interpretation or enforcement of the agreement plus interest.

  Voluntary Departure with Non-Compete Obligation

  If Mr. Goff terminates his employment voluntarily while in "good standing" (as defined below), executes a release of claims against Janus, and complies with a two-year covenant not to compete or solicit Janus' employees, customers and business, then all of his unvested LTI awards granted to him on or after December 30, 2004, will continue to vest and be paid in accordance with the original vesting schedules provided for in his applicable award agreements; provided that any mutual fund unit awards will be paid to Mr. Goff within 90 days following his separation from service (subject to clawback if he does not comply with his restrictive covenants). Any stock options will remain exercisable for the remainder of their respective terms. "Good standing" shall mean that the CEO has approved the continuation of vesting and has certified that Mr. Goff has not engaged in any conduct, action or omission that would constitute grounds for terminating his employment for cause.

  Termination for Death or Disability

  If Mr. Goff's employment agreement is terminated as a result of his death or disability, Mr. Goff or his estate will be entitled to a lump sum severance payment equal to his total cash compensation earned in the four full calendar quarters immediately prior to the date of his death or disability. In addition, upon termination of Mr. Goff's employment as a result of death or disability, Mr. Goff will forfeit any outstanding unvested LTI awards except that he (or his estate) will have one year following termination of employment to exercise any vested stock options.

  Termination by Janus for Cause or by the Executive Other Than for Good Reason

  Except as set forth below, upon termination for any other reason, Mr. Goff is not entitled to any payment or benefit other than the payment of unpaid salary and accrued and unused vacation pay. In addition, upon termination of his employment for any other reason, Mr. Goff will forfeit any outstanding unvested LTI awards except that he will have three months following termination of employment to exercise any vested stock options.

  Assuming Mr. Goff's employment had been terminated under each of the circumstances set forth above, in each case on December 31, 2008, Mr. Goff would have been entitled to the following estimated payments and benefits:

	Cash Severance	Bonus	Medical Continuation and Other Benefits	Value of Accelerated Equity and Performance Awards (1)	TOTAL

Without Cause Prior to a CIC	$ 2.9 million (2)	N/A	$ 16,031	N/A	$ 2.9 million

For Good Reason Prior to a CIC (Cash Payout)	$ 2.9 million (2)	N/A	N/A	N/A	$ 2.9 million

For Good Reason Prior to a CIC (LTI Payout)	N/A	N/A	N/A	$ 1.3 million	$ 1.3 million

Without Cause or for Good Reason Following a CIC	$ 6.7 million (2)	N/A	$ 64,362	$ 1.3 million (3)	$ 8.0 million

Death	$ 2.9 million (2)	N/A	N/A	N/A	$ 2.9 million

Disability	$ 2.9 million (2)	N/A	N/A	N/A	$ 2.9 million

Retirement	N/A	N/A	N/A	N/A	N/A

Voluntarily with Non-Compete	N/A	N/A	N/A	$ 1.3 million	$ 1.3 million

Other	N/A	N/A	N/A	N/A	N/A

  (1)
  Reflects the value of unvested restricted stock, unvested mutual fund unit awards and in-the-money unvested stock options as of December 31, 2008, using the closing price of Janus common stock as of such date.
  (2)
  Cash severance calculations reflect cash compensation earned in the fourth quarter 2008.
  (3)
  All LTI awards fully vest upon a change in control without any additional condition such as termination of employment by Janus or for good reason by the executive.

Legal Proceedings

For information concerning legal proceedings involving the Company, please see our financial statements, including Item 3 and Note 16 to the consolidated financial statements, each included in our Annual Report on Form 10-K, filed on February 26, 2009.

 Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and beneficial owners of more than 10 percent of our equity securities to file reports of holdings and transactions in our equity securities with the SEC and the NYSE generally within two business days of a reportable transaction. As a practical matter, the Company seeks to assist its directors and executives by monitoring transactions and completing and filing reports on their behalf. Based solely on its review of Section 16 reports prepared by or furnished to the Company, we believe that all Section 16(a) SEC filing requirements applicable to our directors and executive officers for fiscal 2008 were timely met, with the exception of the following: the initial Form 3 filing by Daniel P. Charles, when timely filed, incorrectly overstated his ownership of stock options due to an administrative error, and after being informed of the error, Mr. Charles promptly filed an amendment to the Form 3; and the late initial Form 3 filing by Jeffrey J. Diermeier due to administrative difficulties in acquiring the required SEC filing codes.

SHAREHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING

Under SEC rules, shareholders intending to present a proposal at the 2010 Annual Meeting and have it included in our Proxy Statement must submit the proposal in writing to our Secretary, Janus Capital Group Inc., 151 Detroit Street, Denver, Colorado 80206. We must receive the proposal no later than December 31, 2009.

Shareholders intending to present a proposal at the 2010 Annual Meeting but not include it in our Proxy Statement, and shareholders intending to nominate a person for election to the Board of Directors must comply with the requirements set forth in our Bylaws. The Bylaws require, among other things, that a shareholder must submit a written notice of intent to present such a proposal or to make such a nomination and set forth other information specified in the Bylaws. The notice must be received by our Secretary, Janus Capital Group Inc., 151 Detroit Street, Denver, Colorado 80206, no more than 120 days and no less than 90 days prior to the anniversary date of the immediately preceding year's annual meeting. Therefore, we must receive any such notice for the 2010 Annual Meeting no earlier than December 31, 2009, and no later than January 30, 2010. If the notice is received before December 31, 2009, or after January 30, 2010, it will be considered untimely and we will not be required to present the proposal or nominee for voting at the 2010 Annual Meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements.

HOUSEHOLDING

Under SEC rules, we are permitted to deliver a single set of our Notice and Proxy Statement and Annual Report (if you request them) to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, called householding, allows us to reduce the number of copies of these materials that we must print and mail. Even if householding is used, each shareholder will continue to receive a separate proxy card or voting instruction card (if requested).

We are not householding this year for those shareholders who hold their shares directly in their own names. If you share the same last name and address with another Company shareholder who also holds his or her shares directly, and you would each like to start householding for our Notice and for our Annual Report and Proxy Statement (if you request them) for your respective accounts, then please contact us at Janus Capital Group Inc., 151 Detroit Street, Denver, Colorado 80206, Attention: Corporate Secretary, 888-834-2536.

This year, some brokers and nominees who hold Company shares on behalf of shareholders may be participating in the practice of householding the Notice and the Proxy Statement and Annual Report (if

you request them) for those shareholders. If your household received a single Notice and Proxy Statement and Annual Report (if you request them) this year, but you would like to receive your own copy this year, please contact us at Janus Capital Group Inc., 151 Detroit Street, Denver, Colorado 80206, Attention: Corporate Secretary, 888-834-2536, and we will promptly send you a copy. If a broker or nominee holds Company shares on your behalf and you share the same last name and address with another shareholder for whom a broker or nominee holds Company shares, and together both of you would like to receive only a single set of the Notice and our other disclosure documents (if you request them), please contact ADP Investor Communication Services at 800-542-1061 and inform them of your request, or contact your broker or nominee as described in the voting instruction card or other information you received from your broker or nominee.

If you consent to householding, your election will remain in effect until you revoke it. Should you later revoke your consent, you will be sent separate copies of those documents that are mailed at least 30 days or more after receipt of your revocation.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement is available on our Web site at https://ww3.janus.com/img/Retail/email/JCG_Proxy.pdf, and the Annual Report is available on our Web site at https://ww3.janus.com/img/Retail/email/JCG_Annual_Report.pdf.

APPENDIX A

JANUS CAPITAL GROUP INC.

DIRECTOR INDEPENDENCE STANDARDS

A director is independent if the Board has made an affirmative determination that such director has no material relationship with the Company that would impair his or her independent judgment (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). In the process of making such determinations, the Board will consider the nature, extent and materiality of the director's relationships with the Company and the Board will apply the following guidelines that are consistent with the independent requirements as defined under the NYSE Listing Standards. A director will be deemed not to be independent by the Board if the Board finds that within the last three years:

  a.
  A director is employed by the Company, or a director's immediate family member is employed by the Company as an executive officer, other than as an interim executive officer;

  b.
  A director or a director's immediate family member receives more than $120,000 during any 12-month period in compensation from the Company, other than director's fees, pension or other forms of deferred compensation that is for prior service and not contingent upon continued service, compensation for former service as an interim Chairman or CEO, or compensation received by an immediate family member for service as an employee below the level of executive officer;

  c.
  (i) A director or an immediate family member of the director is a current partner of a firm that is the Company's external auditor; (ii) A director is a current employee of a firm that is the Company's external auditor; (iii) A director has an immediate family member who is or was within the past three years a current employee of a firm that is the Company's external auditor and who personally works on the Company's audit; or (iv) A director or an immediate family member of the director was within the past three years a partner or employee of a firm that is the Company's external auditor and personally worked on the Company's audit within that time;

  d.
  A director or a director's immediate family member is or has been employed as an executive officer by another entity whose compensation committee at the same time includes or included any present executive officers of the Company; or

  e.
  A director is currently employed, or a director's immediate family member is currently employed as an executive officer, by an entity (including a tax-exempt entity) that makes payments to, or receives payments from, the Company for goods or services (other than charitable contributions) in an amount that exceeds, in a single fiscal year, the greater of $1 million or 2 percent of that entity's consolidated gross revenues. (Former employment of a director or immediate family member shall not be considered in this particular test.)

Additionally, the Company will disclose in its annual Proxy Statement any charitable contributions to any charitable organization in which a director serves as an executive officer, if within the preceding three years, contributions, excluding matching gifts, in a single fiscal year exceeded the greater of $1 million or 2 percent of the charitable organization's consolidated gross revenues, and, in such case, the Board will consider the materiality of such contributions.

For purposes of this Appendix A, "immediate family member" includes a director's spouse, parents, children, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law and anyone (other than domestic employees) who shares the director's home; and "Company" includes any subsidiary in the consolidated group with the Company.

APPENDIX B

JANUS CAPITAL GROUP INC.

AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER

Amended and restated as of January 21, 2009

Status

The Audit Committee (the "Committee") is a committee of the Janus Capital Group Inc. Board of Directors (the "Board").

Purpose

The Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, (4) the compliance by the Company with legal and regulatory requirements and (5) the monitoring of the Company's system of disclosure controls and system of internal controls over financial reporting.

The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual Proxy Statement.

This Charter is intended as a component of the flexible governance framework within which the Board, assisted by its committees, directs the affairs of the Company. While it should be interpreted in the context of all applicable laws, regulations and listing requirements, as well as in the context of the Company's Certificate of Incorporation and Bylaws, it is not intended to establish by its own force any legally binding obligations. Except as otherwise required by applicable laws, regulations or listing standards, all major decisions are considered by the Board as a whole.

Committee Membership

The Committee shall consist of no fewer than three members. The members of the Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission in the judgment of the Board. At least one member of the Committee shall be a financial expert as defined by the Commission in the judgment of the Board. Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

The members of the Committee shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee. Committee members may be removed by a majority vote of the Board based on the recommendation of the Nominating and Corporate Governance Committee. Any vacancy on the Committee shall be filled by a majority vote of the Board based on the recommendation of the Nominating and Corporate Governance Committee. The chairperson of the Committee shall be designated by the Board.

A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

Responsibilities

1.
Select and retain (subject to ratification by the Company's stockholders), and terminate when appropriate, the independent auditor, set the independent auditor's compensation, oversee the work of the independent auditor, preapprove all audit services to be provided by the independent auditor, and oversee the resolution of disagreements between management and the independent auditors in the event that they arise.

2.
Pre-approve all permitted non-audit services to be performed by the independent auditor and establish policies and procedures for the engagement of the independent auditor to provide permitted audit and non-audit services. Preapproval for both audit and non-audit services may be delegated to the chair of the Committee for services that arise between committee meetings, with any such delegated approval reported to the Committee at its next meeting.

3.
At least annually, receive and review (a) a report by the independent auditor describing the independent auditor's internal quality-control procedures and any material issues raised by the most recent internal quality-control review, peer review or Public Company Accounting Oversight Board (PCAOB) review, of the independent auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (b) other required reports from the independent auditor.

4.
Prior to its engagement and at least annually thereafter, consider the independence of the independent auditor, including whether the provision by the independent auditor or permitted non-audit services is compatible with independence, and obtain and review a written report from the independent auditor describing all relationships between the auditor and the Company.

5.
Review with the independent auditor (a) the scope and results of the audit; (b) any problems or difficulties that the auditor encountered in the course of the audit work, and management's response; and (c) any questions, comments or suggestions the auditor may have relating to the internal controls, and accounting practices and procedures, of the Company or its subsidiaries; and (d) all other items specified by Section 204 of the Sarbanes-Oxley Act.

6.
Review with the Director of Risk Management the appointment of the internal audit service provider(s), whether outsourced or internally provided.

7.
Review, at least annually, the scope and results of the internal audit program, including then current and future programs of the Company's Internal Audit Department, procedures for implementing accepted recommendations made by the independent auditor, and any significant matters contained in reports from the Internal Audit Department.

8.
Review with the independent auditor, the Company's Internal Audit Department and management (a) the adequacy and effectiveness of the systems of internal controls (including any significant deficiencies and changes in internal controls reported to the Committee by the independent auditor or management), accounting practices, and disclosure controls and procedures (and management reports thereon) of the Company and its subsidiaries; and (b) current accounting trends and developments, and take such action with respect thereto as may be deemed appropriate.

9.
Meet and review with management and the independent auditor the annual and quarterly financial statements of the Company, including (a) the Company's disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations; (b) any material changes in accounting principles or practices used in preparing the financial statements prior to the filing of a report on Form 10-K or 10-Q with the Securities and Exchange Commission; and (c) the items required by Statement of Auditing Standards 61 as in effect at that time in the case of the annual statements, and Statement of Auditing Standards 100 as in effect at that time in the case of the quarterly statements.

10.
Recommend to the Board of Directors, based on the review described in paragraphs 4 and 8 above, whether the financial statements should be included in the Annual Report on Form 10-K.

11.
Review earnings press releases, Company policies with respect to earnings press releases (including any pro forma and non-GAAP information), financial information and earnings guidance provided to analysts and rating agencies.

12.
Discuss Company policies with respect to risk assessment and risk management, and review contingent liabilities and risks that may be material to the Company and major legislative and regulatory developments which could materially impact the Company's contingent liabilities and risks.

13.
Review (a) the status of compliance with laws, regulations and internal procedures; and (b) the scope and status of systems designed to promote Company compliance with laws, regulations and internal procedures, through the receiving of reports from management, legal counsel and third parties as determined by the Committee.

14.
Review and approve any Related Party Transaction in which the Company is named as a participant, and periodically review the adequacy of the Related Party Transaction Approval Policy.

15.
Establish procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company's ethical compliance, accounting, internal controls and auditing matters as well as for the confidential and anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters.

16.
Establish policies for the hiring of employees and former employees of the outside auditor.

17.
Obtain the advice and assistance of independent counsel and other advisers, as necessary and appropriate, to fulfill the responsibilities of the Committee, and receive appropriate funding from the Company, as determined by the Committee, for the payment of compensation to any such advisers.

18.
Conduct an annual performance evaluation of the Committee and annually evaluate the adequacy of its Charter.

Meetings

The Committee shall meet at least six times each year and at such other times as it deems necessary to fulfill its responsibilities. The Committee shall maintain minutes of its meetings and records relating to those meetings. The Committee shall periodically meet separately, in executive session, with management, the internal auditor and the independent auditor. The Committee shall report regularly to the Board with respect to its activities and make recommendations to the Board as appropriate.

Limitation of Committee's Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Investigations and Studies; Outside Advisers

The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities, and may retain, at the Company's expense, such independent counsel or other consultants or advisers as it deems necessary.

APPENDIX C

LIPPER CHART

Janus Investment Funds ("JIF")			Lipper Rankings Based
			on Total Returns as of 12/31/08
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
	PM Inception	Lipper Category	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)		Rank / Total Funds

Growth Funds

Janus Twenty Fund(1)	Jan-08	Large-Cap Growth Funds	65	522 / 803	1	5 / 679	1	2 / 567	18	49 / 274		‡

Janus Fund	Oct-07	Large-Cap Growth Funds	48	381 / 803	25	164 / 679	45	251 / 567	49	133 / 274	47		359 / 778

Janus Orion Fund	Dec-07	Multi-Cap Growth Funds	94	472 / 506	18	69 / 386	5	13 / 320	–	–	94		472 / 506

Janus Research Fund	Jan-06	Large-Cap Growth Funds	81	648 / 803	32	216 / 679	22	121 / 567	20	54 / 274	33		222 / 680

Janus Enterprise Fund	Oct-07	Mid-Cap Growth Funds	39	230 / 602	16	82 / 522	7	29 / 419	65	126 / 195	31		181 / 592

Janus Venture Fund(1)	Jan-01	Small-Cap Growth Funds	96	576 / 603	48	243 / 507	46	184 / 406	52	104 / 202	39		115 / 298

Janus Triton Fund	Jun-06	Small-Cap Growth Funds	37	221 / 603	6	26 / 507	–	–	–	–	2		10 / 526

Core Funds

Janus Contrarian Fund	Feb-00	Multi-Cap Core Funds	96	751 / 787	22	135 / 640	2	8 / 455	–	–	14		32 / 228

Janus Growth and Income Fund	Nov-07	Large-Cap Core Funds	89	756 / 851	89	637 / 720	59	354 / 606	27	92 / 344	86		726 / 845

Janus Balanced Fund	Apr-05	Mixed-Asset Target Alloc. Mod. Funds	4	17 / 513	5	16 / 382	3	7 / 273	9	13 / 145	2		4 / 349

Janus Fundamental Equity Fund	Nov-07	Large-Cap Core Funds	91	771 / 851	81	581 / 720	25	148 / 606	15	50 / 344	85		714 / 845

INTECH Risk-Managed Stock Fund	Feb-03	Multi-Cap Core Funds	28	214 / 787	41	259 / 640	13	56 / 455	–	–	22		91 / 416

Global/International Funds

Janus Overseas Fund	Jun-03	International Funds	96	1137 / 1189	10	81 / 865	2	9 / 701	11	37 / 360	2		10 / 659

Janus Worldwide Fund	Jun-04	Global Funds	76	355 / 471	80	288 / 359	94	271 / 290	93	131 / 140	87		258 / 296

Janus Global Life Sciences Fund	Apr-07	Global Healthcare/Biotechnology Funds	70	35 / 49	54	24 / 44	33	14 / 42	36	5 / 13	38		19 / 49

Janus Global Technology Fund	Jan-06	Global Science & Technology Funds	22	21 / 95	22	20 / 90	29	23 / 81	21	5 / 23	22		20 / 90

Janus Global Research Fund	Feb-05	Global Funds	79	372 / 471	28	100 / 359	–	–	–	–	10		31 / 321

Janus Global Opportunities Fund	Jun-01	Global Funds	24	112 / 471	47	168 / 359	61	176 / 290	–	–	16		32 / 205

Value Funds

Perkins Mid Cap Value Fund – Inv(2)	Aug-98	Mid-Cap Value Funds	3	9 / 353	4	9 / 285	3	6 / 212	3	2 / 73	2		1 / 65

Perkins Small Cap Value Fund – Inv(1)(2)	Feb-97	Small-Cap Core Funds	1	6 / 775	4	23 / 616	12	56 / 487	10	22 / 221	5		5 / 123

Income Funds

Janus Flexible Bond Fund	May-07	Intermediate Investment Grade Debt	7	39 / 571	6	24 / 467	8	29 / 394	17	34 / 199	10		52 / 533

Janus High-Yield Fund	Dec-03	High Current Yield Funds	12	55 / 466	9	34 / 396	11	35 / 334	9	17 / 201	11		35 / 334

Janus Short-Term Bond Fund	May-07	Short Investment Grade Debt	4	9 / 260	2	4 / 213	3	4 / 178	6	5 / 85	6		13 / 258

Asset Allocation Funds

Janus Smart Portfolio-Growth	Dec-05	Mixed-Asset Target Alloc. Growth Funds	84	575 / 689	19	102 / 553	–	–	–	–	19		103 / 548

Janus Smart Portfolio-Moderate	Dec-05	Mixed-Asset Target Alloc. Mod. Funds	50	252 / 513	14	50 / 382	–	–	–	–	14		50 / 382

Janus Smart Portfolio-Conservative	Dec-05	Mixed-Asset Target Alloc. Cons. Funds	41	176 / 431	11	33 / 321	–	–	–	–	11		33 / 321

Data presented reflects past performance, which is no guarantee of future results. Strong rankings are not indicative of positive fund performance. 2008 absolute performance for most funds was negative.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads. If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Notes:

  (1)
  Closed to new investors.
  (2)
  Ranking is for the investor share class only; other classes may have different performance characteristics.
  ‡
  In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Janus Adviser Series ("JAD") Class S Shares			Lipper Rankings Based
			on Total Returns as of 12/31/08
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
	PM Inception	Lipper Category	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds

Growth Funds

Forty Fund	Jan-08	Large-Cap Growth Funds	79	628 / 803	5	30 / 679	2	9 / 567	2	5 / 274			‡

Mid Cap Growth Fund	Oct-07	Mid-Cap Growth Funds	24	143 / 602	10	49 / 522	5	18 / 419	64	124 / 195	19	112 / 592

Large Cap Growth Fund	Oct-07	Large-Cap Growth Funds	46	362 / 803	30	198 / 679	50	281 / 567	43	117 / 274	44	339 / 778

INTECH Risk-Managed Growth Fund	Jan-03	Multi-Cap Growth Funds	60	303 / 506	73	281 / 386	69	221 / 320	–	–	79	237 / 300

Orion Fund	Dec-07	Mid-Cap Growth Funds	76	455 / 602	14	70 / 522	–	–	–	–	76	455 / 602

Small-Mid Growth Fund	Jun-06	Small-Cap Growth Funds	44	260 / 603	6	29 / 507	–	–	–	–	4	21 / 526

Core Funds

Balanced Fund	Apr-05	Mixed-Asset Target Alloc. Mod. Funds	3	13 / 513	4	15 / 382	4	9 / 273	7	9 / 145	1	3 / 349

Growth and Income Fund	Nov-07	Large-Cap Core Funds	94	800 / 851	95	683 / 720	78	468 / 606	18	60 / 344	92	773 / 845

Fundamental Equity Fund	Nov-07	Large-Cap Core Funds	90	764 / 851	81	578 / 720	26	153 / 606	16	52 / 344	87	733 / 845

Small Company Value Fund	Mar-02	Small-Cap Core Funds	34	261 / 775	32	196 / 616	40	195 / 487	–	–	25	98 / 404

INTECH Risk-Managed Core Fund	Jan-03	Multi-Cap Core Funds	23	180 / 787	38	239 / 640	11	48 / 455	–	–	18	71 / 407

Contrarian Fund	Aug-05	Multi-Cap Core Funds	97	763 / 787	55	350 / 640	–	–	–	–	26	154 / 596

Global/International/ Funds

International Growth Fund	Jun-03	International Funds	87	1034 / 1189	3	23 / 865	1	3 / 701	8	26 / 360	1	4 / 659

Worldwide Fund	Jun-04	Global Funds	74	345 / 471	82	292 / 359	95	274 / 290	90	126 / 140	88	261 / 296

International Equity Fund	Nov-06	International Funds	63	743 / 1189	–	–	–	–	–	–	28	279 / 1001

INTECH Risk-Managed International Fund	May-07	International Funds	29	337 / 1189	–	–	–	–	–	–	31	338 / 1096

Global Research Fund	Nov-07	Global Funds	73	341 / 471	–	–	–	–	–	–	66	303 / 464

Value Funds

Perkins Mid Cap Value Fund	Dec-02	Mid-Cap Value Funds	3	10 / 353	4	10 / 285	4	7 / 212	–	–	8	14 / 196

INTECH Risk-Managed Value Fund	Dec-05	Multi-Cap Value Funds	28	107 / 389	36	108 / 307	–	–	–	–	36	108 / 307

Alternative Funds

Long/Short Fund	Aug-06	Long/Short Equity Funds	30	29 / 96	–	–	–	–	–	–	18	9 / 49

Global Real Estate Fund	Nov-07	Global Real Estate Funds	5	4 / 84	–	–	–	–	–	–	5	4 / 82

Income Funds

Flexible Bond Fund	May-07	Intermediate Investment Grade Debt	5	23 / 571	7	30 / 467	10	39 / 394	16	32 / 199	8	40 / 533

Floating Rate High Income Fund	May-07	Loan Participation Funds	11	9 / 81	–	–	–	–	–	–	13	9 / 70

High-Yield Fund	Aug-05	High Current Yield	8	37 / 466	8	28 / 396	–	–	–	–	8	30 / 381

Rankings are for the Class S Shares only; other classes may have different performance characteristics.

Note:

  ‡
  In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Janus Aspen Series ("JAS") Institutional Shares			Lipper Rankings Based
			on Total Returns as of 12/31/08
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
	PM Inception	Lipper Category	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds

Growth Funds

Forty Portfolio	Jan-08	VA Large-Cap Growth	81	182 / 224	2	4 / 203	2	2 / 189	2	1 / 70			‡

Large Cap Growth Portfolio	Oct-07	VA Large-Cap Growth	32	72 / 224	9	17 / 203	39	73 / 189	55	39 / 70	29	62 / 220

Mid Cap Growth Portfolio	Oct-07	VA Mid-Cap Growth	40	57 / 143	16	20 / 132	9	10 / 118	56	24 / 42	25	36 / 143

Core Funds

Balanced Portfolio	Apr-05	VA Mixed-Asset Target Alloc. Mod.	7	10 / 157	4	4 / 110	4	3 / 75	9	4 / 45	1	1 / 99

Growth and Income Portfolio	Nov-07	VA Large-Cap Core	82	188 / 229	81	170 / 211	52	96 / 185	12	9 / 80	76	174 / 230

Fundamental Equity Portfolio	Nov-07	VA Large-Cap Core	88	201 / 229	74	156 / 211	24	44 / 185	13	10 / 80	82	189 / 230

Global/International Funds

Worldwide Growth Portfolio	Jun-04	VA Global	78	83 / 106	80	66 / 82	95	69 / 72	84	31 / 36	90	70 / 77

International Growth Portfolio	Jun-03	VA International	93	234 / 251	7	15 / 217	2	2 / 195	7	6 / 96	2	2 / 193

Global Life Sciences Portfolio	Oct-04	VA Health/Biotechnology	70	25 / 35	9	3 / 33	11	3 / 28	–	–	7	2 / 32

Global Technology Portfolio	Jan-06	VA Science & Technology	26	15 / 57	25	13 / 53	20	10 / 50	–	–	25	13 / 53

Value Funds

Perkins Mid Cap Value Portfolio	May-03	VA Mid-Cap Value	3	2 / 83	2	1 / 74	4	2 / 62	–	–	4	2 / 61

Income Funds

Flexible Bond Portfolio	May-07	VA Intermediate Investment Grade Debt	4	2 / 64	9	5 / 57	11	6 / 54	8	2 / 25	16	10 / 64

Data presented reflects past performance, which is no guarantee of future results. Strong rankings are not indicative of positive fund performance. 2008 absolute performance for most funds was negative.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads. If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Rankings are for the Institutional Shares only; other classes may have different performance characteristics.

Note:

  ‡
  In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

March 19, 2009

Dear Shareholder:

We cordially invite you to attend the Annual Meeting of Shareholders of Janus Capital Group Inc., which will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado, on Thursday, April 30, 2009, at 10:00 a.m. MDT. At the Annual Meeting, you will be asked to vote on proposals to elect five directors, ratify the appointment of our independent auditor, and consider other business as may properly come before the Annual Meeting.

We are pleased to take advantage of the Securities and Exchange Commission rules that allow companies to furnish proxy materials to their shareholders on the Internet. We believe these rules allow us to provide our Shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. Janus' Proxy Statement and 2008 Annual Report are available at www.ematerials.com/jns.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please promptly vote by the Internet, by telephone (toll-free), or by completing and returning the enclosed proxy card. Voting early will help avoid additional solicitation costs and will not prevent you from voting in person at the Annual Meeting if you wish to do so.

FOR PARTICIPANTS IN THE JANUS 401(K), PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN ("Janus ESOP") OR THE EMPLOYEE STOCK OWNERSHIP PLAN OF KANSAS CITY SOUTHERN ("KCS ESOP")

Regarding any shares held in your account on the record date under the Janus ESOP or the KCS ESOP, The Charles Schwab Trust Company, as Trustee for both the Janus ESOP and the KCS ESOP, will vote your shares of Janus Capital Group Inc. common stock in accordance with the instructions indicated on the reverse side of this card. Regardless of how you choose to vote, your instructions are confidential.

Thank you for your interest and support.

Very truly yours,
/s/ STEVEN L. SCHEID
Steven L. Scheid Chairman of the Board

proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting of Shareholders on April 30, 2009.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" Items 1, 2, 3, 4, 5 and 6.

By signing the proxy, you revoke all prior proxies and appoint Steven L. Scheid and Gary D. Black and each of them acting in the absence of the other, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting of Shareholders and all adjournments.

ADDRESS BLOCK	COMPANY #

 Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named
proxies to vote your shares in the same manner as if
you marked, signed and returned your proxy card.
[COMPUTER GRAPHIC]	INTERNET – www.eproxy.com/jns Use the Internet to vote your proxy until 12:00 p.m. (CT) on April 29, 2009.
[PHONE GRAPHIC]	PHONE – 1-800-560-1965 Use a touch-tone telephone to vote your proxy until 12:00 p.m. (CT) on April 29, 2009.
[LETTER GRAPHIC]	MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back the below proxy card.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,
SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

Please detach here

The Board of Directors Recommends a Vote FOR Items 1 through 6.

		FOR	AGAINST	ABSTAIN
1.	Election of Director: Steven L. Scheid	☐	☐	☐
2.	Election of Director: Timothy K. Armour	☐	☐	☐
3.	Election of Director: J. Richard Fredericks	☐	☐	☐
4.	Election of Director: Lawrence E. Kochard	☐	☐	☐
5.	Election of Director: Landon H. Rowland	☐	☐	☐
6.	Ratification of Appointment of Deloitte & Touche LLP as Independent Auditor	☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box ☐ Indicate changes below:

                      Date

                      Signature(s) in Box

                      Please sign exactly as your name(s) appears on proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.